APRIL 30, 2002

NML VARIABLE ANNUITY ACCOUNT C

Group Combination Annuity Contracts for Retirement Plans of Self-Employed Persons and Their Employees

                                    (PHOTO)

NORTHWESTERN MUTUAL
SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

Prospectuses
                                                      [NORTHWESTERN MUTUAL LOGO]

PROSPECTUS

NML VARIABLE ANNUITY ACCOUNT C

GROUP COMBINATION ANNUITY CONTRACTS

This prospectus describes group combination annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") for use in connection with plans and trusts meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Such plans, which are popularly called "HR-10 Plans", afford certain federal income tax benefits to self-employed individuals and to employees and their beneficiaries.

The Contracts provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries ("Annuitants"). You may accumulate funds on a variable or fixed or combination basis. We will pay retirement benefits in a lump sum or under a variable or fixed annuity payment plan. Annuity benefits are described in individual certificates issued to Annuitants.

We fund variable accumulations and retirement benefits through NML Variable Annuity Account C (the "Account"), our separate account. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions. The Account has twenty Divisions. You may direct how net considerations are allocated among the Divisions.

We use NML Variable Annuity Account C (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the fifteen portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 20 Divisions that correspond to the 15 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See "Expense Table", p. 3, and "Deductions", p. 23.)

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 24 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Date of this prospectus and the Statement of Additional Information is April 30, 2002.

                                        1                             Prospectus

C ONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    Group Combination Annuity Contracts NML Variable
       Annuity Account C.............................    1
  INDEX OF SPECIAL TERMS.............................    3
    Penalty Tax on Premature Payments................    3
  EXPENSE TABLE......................................    3
  ACCUMULATION UNIT VALUES...........................    7
  THE COMPANY........................................   14
  NML VARIABLE ANNUITY ACCOUNT C.....................   14
  THE FUNDS..........................................   15
  THE CONTRACTS......................................   17
    Unallocated Group Annuity Contracts..............   17
    Purchase Payments Under the Contracts............   17
       Amount and Frequency..........................   17
       Application of Purchase Payments..............   17
    Net Investment Factor............................   18
    Benefits Provided Under the Contracts............   18
       Surrender or Withdrawal Value.................   18
       Retirement Benefits...........................   19
    Variable Payment Plans...........................   19
       Description of Payment Plans..................   19

                                                       PAGE
                                                       ----
       Amount of Annuity Payments....................   19
       Assumed Investment Rate.......................   19
    Additional Information...........................   20
       Transfers Between Divisions and Payment
         Plans.......................................   20
       Owners of the Contracts.......................   20
       Deferment of Benefit Payments.................   20
       Dividends.....................................   20
       Substitution and Change.......................   21
       Amendments and Termination....................   21
       Financial Statements..........................   21
  FEDERAL INCOME TAXES...............................   21
    Contribution Limits..............................   21
    Taxation of Contract Benefits....................   21
    Minimum Distribution Requirement.................   22
    Taxation of Northwestern Mutual..................   23
  DEDUCTIONS.........................................   23
  DISTRIBUTION OF THE CONTRACTS......................   24
  CONTRACTS ISSUED PRIOR TO JANUARY 1, 1992..........   24

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 24 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                       TERM                           PAGE
                       ----                           ----
Accumulation Unit.................................     18
Annuity (or Annuity Payments).....................     19
Net Investment Factor.............................     18
Surrender or Withdrawal Value.....................     18

                       TERM                           PAGE
                       ----                           ----
Annuitant.........................................     19
Owner.............................................     20
Payment Plans.....................................     19

PENALTY TAX ON PREMATURE PAYMENTS Premature payment of benefits under an annuity contract may cause a penalty tax to be incurred. (See "Taxation of Contract Benefits", p. 21.)

--------------------------------------------------------------------------------

EXPENSE TABLE

Front Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments)......................................     4.5%
Installation Fee.................................     None
Maximum transfer Charge (up to 12 transfers per
  year guaranteed free; all transfer charges
  currently waived)..............................    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*.........    0.65%
Maximum Mortality and Expense Risk Fees*.........    1.00%
Other Expenses...................................     None
                                                     -----
Total Current Separate Account Annual
  Expenses*......................................    0.65%
Total Maximum Separate Account Annual
  Expenses*......................................    1.00%

--------------------------------------------------------------------------------

Simplified-Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments)......................................     None
Installation Fee.................................    $ 750
Maximum transfer Charge (up to 12 transfers per
  year guaranteed free; all transfer charges
  currently waived)..............................    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*.........    1.25%
Maximum Mortality and Expense Risk Fees*.........    1.50%
Other Expenses...................................     None
                                                     -----
Total Current Separate Account Annual
  Expenses*......................................    1.25%
Total Maximum Separate Account Annual
  Expenses*......................................    1.50%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to waive the mortality and expense risk fees to a maximum annual rate of 1.00% for the Front-Load Contract and 1.50% for the Simplified-Load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. See "Amendments and Termination", p. 21.

                                        3                             Prospectus

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                                                                  TOTAL ANNUAL EXPENSES
                                                                 MANAGEMENT FEES       OTHER         (AFTER EXPENSE
                                                                (AFTER FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                                ------------------    --------    ---------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................          0.59%            0.01%              0.60%
  T. Rowe Price Small Cap Value*............................          0.85%            0.15%              1.00%
  Aggressive Growth Stock...................................          0.52%            0.00%              0.52%
  International Growth*.....................................          0.75%            0.35%              1.10%
  Franklin Templeton International Equity...................          0.66%            0.08%              0.74%
  Index 400 Stock...........................................          0.25%            0.06%              0.31%
  Growth Stock..............................................          0.42%            0.01%              0.43%
  J.P. Morgan Select Growth and Income Stock................          0.57%            0.01%              0.58%
  Capital Guardian Domestic Equity*.........................          0.65%            0.10%              0.75%
  Index 500 Stock...........................................          0.20%            0.01%              0.21%
  Asset Allocation*.........................................          0.60%            0.15%              0.75%
  Balanced..................................................          0.30%            0.00%              0.30%
  High Yield Bond...........................................          0.50%            0.03%              0.53%
  Select Bond...............................................          0.30%            0.00%              0.30%
  Money Market..............................................          0.30%            0.00%              0.30%

RUSSELL INSURANCE FUNDS**
  Multi-Style Equity........................................          0.71%            0.21%              0.92%
  Aggressive Equity.........................................          0.82%            0.43%              1.25%
  Non-U.S...................................................          0.81%            0.49%              1.30%
  Real Estate Securities....................................          0.84%            0.22%              1.06%
  Core Bond.................................................          0.52%            0.28%              0.80%

 * The advisor of these funds has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The advisor has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.85% and 1.36% for the T. Rowe Price Small Cap Value Portfolio; 0.75% and 1.25% for the International Growth Portfolio; 0.65% and 0.90% for the Capital Guardian Domestic Equity Portfolio; 0.60% and 0.92% for the Asset Allocation Portfolio.

** For the Russell Insurance Funds (the "Fund"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.99% for the Multi-Style Equity Fund; 0.95% and 1.38% for the Aggressive Equity Fund; 0.94% and 1.43% for the Non-U.S. Fund; 0.84% and 1.06% for the Real Estate Securities Fund; 0.60% and 0.88% for the Core Bond Fund.

Prospectus                              4

EXAMPLE

FRONT-LOAD CONTRACT -- The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $57       $ 83       $111        $189
  T. Rowe Price Small Cap Value.............................     $61       $ 95       $131        $232
  Aggressive Growth Stock...................................     $56       $ 80       $106        $181
  International Growth......................................     $62       $ 98       $136        $242
  Franklin Templeton International Equity...................     $59       $ 87       $118        $204
  Index 400 Stock...........................................     $54       $ 74       $ 96        $158
  Growth Stock..............................................     $56       $ 78       $102        $171
  J.P. Morgan Select Growth and Income Stock................     $57       $ 82       $110        $187
  Capital Guardian Domestic Equity..........................     $59       $ 87       $118        $205
  Index 500 Stock...........................................     $53       $ 71       $ 91        $146
  Asset Allocation..........................................     $59       $ 87       $118        $205
  Balanced..................................................     $54       $ 74       $ 95        $156
  High Yield Bond...........................................     $56       $ 81       $107        $182
  Select Bond...............................................     $54       $ 74       $ 95        $156
  Money Market..............................................     $54       $ 74       $ 95        $156

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $60       $ 92       $127        $223
  Aggressive Equity.........................................     $63       $102       $143        $257
  Non-U.S...................................................     $64       $103       $146        $262
  Real Estate Securities....................................     $62       $ 96       $134        $238
  Core Bond.................................................     $59       $ 89       $121        $211

SIMPLIFIED LOAD CONTRACT -- The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $20        $59       $101        $218
  T. Rowe Price Small Cap Value.............................     $24        $72       $122        $259
  Aggressive Growth Stock...................................     $19        $57       $ 97        $209
  International Growth......................................     $25        $75       $127        $270
  Franklin Templeton International Equity...................     $22        $64       $108        $233
  Index 400 Stock...........................................     $17        $51       $ 86        $187
  Growth Stock..............................................     $18        $54       $ 92        $200
  J.P. Morgan Select Growth and Income Stock................     $20        $59       $100        $216
  Capital Guardian Domestic Equity..........................     $22        $64       $109        $234
  Index 500 Stock...........................................     $16        $47       $ 81        $176
  Asset Allocation..........................................     $22        $64       $109        $234
  Balanced..................................................     $17        $50       $ 86        $186
  High Yield Bond...........................................     $19        $57       $ 98        $210
  Select Bond...............................................     $17        $50       $ 86        $186
  Money Market..............................................     $17        $50       $ 86        $186

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $23        $69       $118        $251
  Aggressive Equity.........................................     $27        $79       $134        $285
  Non-U.S...................................................     $27        $81       $137        $289
  Real Estate Securities....................................     $25        $73       $125        $266
  Core Bond.................................................     $22        $65       $111        $239

NOTE: THE PURCHASE PAYMENTS FOR EITHER A FRONT-LOAD CONTRACT OR A SIMPLIFIED-LOAD CONTRACT MUST REACH A TOTAL MINIMUM AMOUNT OF $25,000 DURING THE FIRST CONTRACT YEAR. THE INSTALLATION FEE OF $750 IS DIVIDED BETWEEN THE FUNDS FOR THE SIMPLIFIED-LOAD FEE TABLE. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 25 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OR A SIMPLIFIED-LOAD CONTRACT OF THIS MINIMUM SIZE.
                                        5                             Prospectus

The purpose of the table above is to assist you in understanding the expenses paid by the Account and the Portfolios and Funds borne by investors in the Contracts. The sales load for a front-load Contract depends on the amount of cumulative purchase payments. For both Contracts an annual administration fee of $150 applies if the Contract value is less than $25,000 on the Contract anniversary. The table does not include any expenses for premium taxes. We currently make no charges for premium taxes. See "Deductions", p. 23 for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2001 operations for the Portfolios and their predecessors and the Funds. Expenses for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios and for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2002. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

Prospectus                              6

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                       FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------------------------------------------------------
                                2001        2000        1999         1998        1997        1996        1995
                                ----        ----        ----         ----        ----        ----        ----
SMALL CAP GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period*....     $1.965      $1.853      $1.000       --          --          --          --
    End of Period...........     $1.878      $1.965      $1.853       --          --          --          --
  Simplified Load Version
    Beginning of Period*....     $1.945      $1.846      $1.000       --          --          --          --
    End of Period...........     $1.848      $1.945      $1.846       --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    267,151     326,150      73,643       --          --          --          --
    Simplified Load.........  1,067,072   1,197,387     360,069       --          --          --          --
T. ROWE PRICE SMALL CAP
  VALUE DIVISION
  Front Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........     $1.015      --          --           --          --          --          --
  Simplified Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........     $1.012      --          --           --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............      6,843      --          --           --          --          --          --
    Simplified Load.........    140,648      --          --           --          --          --          --
AGGRESSIVE GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period.....     $3.785      $3.588      $2.512       $2.350      $2.078      $1.777      $1.284
    End of Period...........     $3.013      $3.785      $3.588       $2.512      $2.350      $2.078      $1.777
  Simplified Load Version
    Beginning of Period.....     $5.692      $5.428      $3.822       $3.598      $3.200      $2.753      $2.001
    End of Period...........     $4.504      $5.692      $5.428       $3.822      $3.598      $3.200      $2.753
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,500,880   2,114,652   2,776,961    2,921,309   3,169,006   3,197,341   2,242,402
    Simplified Load.........  5,014,536   6,384,710   6,707,103    8,671,088   8,989,193   7,872,553   5,316,689
INTERNATIONAL GROWTH
  DIVISION
  Front Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........      $.904      --          --           --          --          --          --
  Simplified Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........      $.901      --          --           --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............          0      --          --           --          --          --          --
    Simplified Load.........     24,665      --          --           --          --          --          --

                               FOR THE YEARS ENDED DECEMBER 31
                              ---------------------------------
                                1994        1993        1992
                                ----        ----        ----
SMALL CAP GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period*....     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period*....     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --
T. ROWE PRICE SMALL CAP
  VALUE DIVISION
  Front Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --
AGGRESSIVE GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period.....     $1.226      $1.036      $0.984
    End of Period...........     $1.284      $1.226      $1.036
  Simplified Load Version
    Beginning of Period.....     $1.922      $1.634      $1.562
    End of Period...........     $2.001      $1.922      $1.634
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,206,187   1,370,746     821,911
    Simplified Load.........  3,503,170   1,538,447     411,718
INTERNATIONAL GROWTH
  DIVISION
  Front Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --

 * The initial investment in Small Cap Growth Stock Division was made on April 30, 1999.
++ The initial investments in the T. Rowe Price Small Cap Value Division and the International Growth Division were made on July 31, 2001.

                                        7                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                       FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------------------------------------------------------
                                2001        2000        1999         1998        1997        1996        1995
                                ----        ----        ----         ----        ----        ----        ----
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period+....     $2.357      $2.391      $1.958       $1.881      $1.686      $1.402      $1.232
    End of Period...........     $2.014      $2.357      $2.391       $1.958      $1.881      $1.686      $1.402
  Simplified Load Version
    Beginning of Period+....     $2.251      $2.298      $1.893       $1.829      $1.649      $1.380      $1.220
    End of Period...........     $1.912      $2.251      $2.298       $1.893      $1.829      $1.649      $1.380
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,089,643   1,653,777   2,301,771    2,807,888   3,021,349   2,709,249   2,009,228
    Simplified Load.........  3,669,875   4,672,038   5,480,221    6,652,248   7,247,144   5,703,032   3,972,573
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*....     $1.308      $1.123      $1.000       --          --          --          --
    End of Period...........     $1.291      $1.308      $1.123       --          --          --          --
  Simplified Load Version
    Beginning of Period*....     $1.295      $1.119      $1.000       --          --          --          --
    End of Period...........     $1.271      $1.295      $1.119       --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    301,024     295,347      13,563       --          --          --          --
    Simplified Load.........  1,182,483     775,791     398,635       --          --          --          --
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period**...     $3.020      $3.117      $2.561       $2.035      $1.577      $1.313      $1.010
    End of Period...........     $2.574      $3.020      $3.117       $2.561      $2.035      $1.577      $1.313
  Simplified Load Version
    Beginning of Period**...     $2.902      $3.013      $2.491       $1.991      $1.552      $1.300      $1.006
    End of Period...........     $2.458      $2.902      $3.013       $2.491      $1.991      $1.552      $1.300
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    557,646     814,788     995,796      845,190     710,110     587,482     361,207
    Simplified Load.........  2,896,593   3,220,718   3,646,722    3,373,983   2,159,985   1,742,522     586,644
J.P. MORGAN SELECT GROWTH
  AND INCOME STOCK DIVISION
  Front Load Version
    Beginning of Period**...     $2.417      $2.615      $2.449       $2.002      $1.550      $1.300      $0.998
    End of Period...........     $2.215      $2.417      $2.615       $2.449      $2.002      $1.550      $1.300
  Simplified Load Version
    Beginning of Period**...     $2.323      $2.528      $2.382       $1.959      $1.525      $1.287      $0.994
    End of Period...........     $2.116      $2.323      $2.528       $2.382      $1.959      $1.525      $1.287
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,012,918   1,319,721   1,704,699    2,452,149   1,970,478   1,357,354     861,211
    Simplified Load.........  3,691,394   4,329,641   5,912,799    5,876,089   4,547,004   2,769,823   1,733,022


                               FOR THE YEARS ENDED DECEMBER 31
                              ---------------------------------
                                1994        1993        1992
                                ----        ----        ----
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period+....     $1.241      $1.000      --
    End of Period...........     $1.232      $1.241      --
  Simplified Load Version
    Beginning of Period+....     $1.236      $1.000      --
    End of Period...........     $1.220      $1.236      --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,453,091     743,216      --
    Simplified Load.........  2,764,466     591,810      --
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*....     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period*....     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $1.010      --          --
  Simplified Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $1.006      --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    149,268      --          --
    Simplified Load.........    177,918      --          --
J.P. MORGAN SELECT GROWTH
  AND INCOME STOCK DIVISION
  Front Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $0.998      --          --
  Simplified Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $0.994      --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    418,974      --          --
    Simplified Load.........    745,425      --          --

 +  The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.
 *  The initial investment in the Index 400 Stock Division was made on April 30, 1999.
**  The initial investment in the Growth Stock Division and the J.P. Morgan Select Growth and Income Stock
    Division were made on May 3, 1994.

Prospectus                              8

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                       FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------------------------------------------------------
                                2001        2000        1999         1998        1997        1996        1995
                                ----        ----        ----         ----        ----        ----        ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
  Front Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........     $ .975      --          --           --          --          --          --
  Simplified Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........     $ .973      --          --           --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     65,910      --          --           --          --          --          --
    Simplified Load.........    118,930      --          --           --          --          --          --
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period.....     $3.570      $3.938      $3.279       $2.564      $1.937      $1.588      $1.165
    End of Period...........     $3.126      $3.570      $3.938       $3.279      $2.564      $1.937      $1.588
  Simplified Load Version
    Beginning of Period.....     $4.432      $4.919      $4.119       $3.240      $2.463      $2.032      $1.499
    End of Period...........     $3.857      $4.432      $4.919       $4.119      $3.240      $2.463      $2.032
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,894,641   2,724,196   4,131,824    4,231,423   3,966,706   3,880,961   2,399,586
    Simplified Load.........  6,661,517   8,286,039   9,809,484   10,493,642   9,442,314   8,015,553   5,080,179
ASSET ALLOCATION DIVISION
  Front Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........      $.976      --          --           --          --          --          --
  Simplified Load Version
    Beginning of Period++...     $1.000      --          --           --          --          --          --
    End of Period...........      $.974      --          --           --          --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............      5,135      --          --           --          --          --          --
    Simplified Load.........     10,584      --          --           --          --          --          --
BALANCED DIVISION
  Front Load Version
    Beginning of Period.....     $2.500      $2.520      $2.281       $1.931      $1.600      $1.419      $1.130
    End of Period...........     $2.405      $2.500      $2.520       $2.281      $1.931      $1.600      $1.419
  Simplified Load Version
    Beginning of Period.....     $7.368      $7.473      $6.805       $5.796      $4.830      $4.311      $3.453
    End of Period...........     $7.047      $7.368      $7.473       $6.805      $5.796      $4.830      $4.311
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  3,593,854   4,447,958   6,183,051    6,324,558   6,187,478   5,934,240   5,275,308
    Simplified Load.........  4,313,580   5,215,778   6,319,468    7,165,398   6,839,439   5,971,232   4,902,410

                               FOR THE YEARS ENDED DECEMBER 31
                              ---------------------------------
                                1994        1993        1992
                                ----        ----        ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
  Front Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period.....     $1.159      $1.062      $0.997
    End of Period...........     $1.165      $1.159      $1.062
  Simplified Load Version
    Beginning of Period.....     $1.500      $1.384      $1.306
    End of Period...........     $1.499      $1.500      $1.384
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,918,074   1,919,768     921,624
    Simplified Load.........  3,939,802   2,767,397     599,961
ASSET ALLOCATION DIVISION
  Front Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Simplified Load Version
    Beginning of Period++...     --          --          --
    End of Period...........     --          --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     --          --          --
    Simplified Load.........     --          --          --
BALANCED DIVISION
  Front Load Version
    Beginning of Period.....     $1.138      $1.045      $0.999
    End of Period...........     $1.130      $1.138      $1.045
  Simplified Load Version
    Beginning of Period.....     $3.497      $3.232      $3.107
    End of Period...........     $3.453      $3.497      $3.232
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  3,879,218   4,987,943   3,980,687
    Simplified Load.........  4,108,593   3,002,098   1,445,698

++ The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

                                        9                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                       FOR THE YEARS ENDED DECEMBER 31
                              ----------------------------------------------------------------------------------
                                2001        2000        1999         1998        1997        1996        1995
                                ----        ----        ----         ----        ----        ----        ----
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period**...     $1.490      $1.572      $1.590       $1.630      $1.416      $1.190      $1.026
    End of Period...........     $1.555      $1.490      $1.572       $1.590      $1.630      $1.416      $1.190
  Simplified Load Version
    Beginning of Period**...     $1.432      $1.520      $1.546       $1.595      $1.394      $1.178      $1.022
    End of Period...........     $1.485      $1.432      $1.520       $1.546      $1.595      $1.394      $1.178
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    148,103     166,175     409,857      441,272     423,726     275,323      90,184
    Simplified Load.........    967,459   1,125,550   1,556,400    1,917,813   1,219,819     626,090     313,810
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period.....     $1.707      $1.559      $1.585       $1.490      $1.370      $1.335      $1.128
    End of Period...........     $1.872      $1.707      $1.559       $1.585      $1.490      $1.370      $1.335
  Simplified Load Version
    Beginning of Period.....     $7.615      $6.996      $7.157       $6.768      $6.261      $6.137      $5.217
    End of Period...........     $8.300      $7.615      $6.996       $7.157      $6.768      $6.261      $6.137
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    572,892     736,742   2,264,883    2,718,375   2,574,248   2,676,832   1,800,898
    Simplified Load.........    892,114     895,503   1,068,272    1,231,485   1,034,899     966,414     677,396
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period.....     $1.443      $1.366      $1.308       $1.249      $1.192      $1.140      $1.084
    End of Period...........     $1.490      $1.443      $1.366       $1.308      $1.249      $1.192      $1.140
  Simplified Load Version
    Beginning of Period.....     $2.655      $2.529      $2.436       $2.340      $2.246      $2.161      $2.067
    End of Period...........     $2.724      $2.655      $2.529       $2.436      $2.340      $2.246      $2.161
  Number of Units
    Outstanding,
    End of Period
    Front Load..............    926,739     640,788   1,879,181    1,905,815   1,710,473   2,829,669   2,956,017
    Simplified Load.........  4,816,439   3,715,872   6,539,184    6,483,460   5,844,682   3,818,067   1,890,645

                               FOR THE YEARS ENDED DECEMBER 31
                              ---------------------------------
                                1994        1993        1992
                                ----        ----        ----
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $1.026      --          --
  Simplified Load Version
    Beginning of Period**...     $1.000      --          --
    End of Period...........     $1.022      --          --
  Number of Units
    Outstanding,
    End of Period
    Front Load..............     47,321      --          --
    Simplified Load.........    149,862      --          --
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period.....     $1.169      $1.066      $1.003
    End of Period...........     $1.128      $1.169      $1.066
  Simplified Load Version
    Beginning of Period.....     $5.437      $4.990      $4.722
    End of Period...........     $5.217      $5.437      $4.990
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  1,668,091   2,389,345     736,697
    Simplified Load.........    503,763     328,979     133,930
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period.....     $1.048      $1.026      $0.999
    End of Period...........     $1.084      $1.048      $1.026
  Simplified Load Version
    Beginning of Period.....     $2.012      $1.980      $1.940
    End of Period...........     $2.067      $2.012      $1.980
  Number of Units
    Outstanding,
    End of Period
    Front Load..............  3,313,061     218,747     127,838
    Simplified Load.........  1,453,033     810,405     485,704

**  The initial investment in the High Yield Bond Division was made on May 3,
    1994.

Prospectus                             10

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

RUSSELL INSURANCE FUNDS

                               FOR THE YEARS
                                   ENDED
                                DECEMBER 31        FOR THE EIGHT
                           ---------------------   MONTHS ENDED
                             2001        2000      DEC. 31, 1999
                             ----        ----      -------------
MULTI-STYLE EQUITY
  DIVISION
  Front Load Version
    Beginning of
      Period#............      $.934      $1.071        $1.000
    End of Period........      $.796       $.934        $1.071
  Simplified Load Version
    Beginning of
      Period#............      $.925      $1.067        $1.000
    End of Period........      $.783       $.925        $1.067
  Number of Units
    Outstanding,
    End of Period
    Front Load...........    476,113     381,014       297,016
    Simplified Load......  1,055,871   1,254,417     1,126,401
AGGRESSIVE EQUITY
  DIVISION
  Front Load Version
    Beginning of
      Period#............     $1.090      $1.104        $1.000
    End of Period........     $1.057      $1.090        $1.104
  Simplified Load Version
    Beginning of
      Period#............     $1.079      $1.100        $1.000
    End of Period........     $1.040      $1.079        $1.100
  Number of Units
    Outstanding,
    End of Period
    Front Load...........    173,179     139,940        79,144
    Simplified Load......    497,305     444,666       230,607
NON-U.S. DIVISION
  Front Load Version
    Beginning of
      Period#............     $1.061      $1.248        $1.000
    End of Period........      $.822      $1.061        $1.248
  Simplified Load Version
    Beginning of
      Period#............     $1.050      $1.243        $1.000
    End of Period........      $.809      $1.050        $1.243
  Number of Units
    Outstanding,
    End of Period
    Front Load...........    204,848     207,716       151,721
    Simplified Load......    592,423     540,064       297,512

                               FOR THE YEARS
                                   ENDED
                                DECEMBER 31        FOR THE EIGHT
                           ---------------------   MONTHS ENDED
                             2001        2000      DEC. 31, 1999
                             ----        ----      -------------
REAL ESTATE SECURITIES
  DIVISION
  Front Load Version
    Beginning of
      Period#............     $1.167       $.923        $1.000
    End of Period........     $1.251      $1.167        $0.923
  Simplified Load Version
    Beginning of
      Period#............     $1.156       $.920        $1.000
    End of Period........     $1.231      $1.156        $0.920
  Number of Units
    Outstanding,
    End of Period
    Front Load...........    179,970      69,412        36,624
    Simplified Load......    423,962     263,698        36,814
CORE BOND DIVISION
  Front Load Version
    Beginning of
      Period#............     $1.079       $.987        $1.000
    End of Period........     $1.151      $1.079        $0.987
  Simplified Load Version
    Beginning of
      Period#............     $1.068       $.983        $1.000
    End of Period........     $1.133      $1.068        $0.983
  Number of Units
    Outstanding,
    End of Period
    Front Load...........    337,317     259,803       239,265
    Simplified Load......    357,837     192,428       150,425

# The initial investment was made on April 30, 1999.

                                       11                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Between April 30, 1984 and December 31, 1991

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                           FOR THE YEARS ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------
                                  2001         2000         1999         1998         1997         1996         1995
                                  ----         ----         ----         ----         ----         ----         ----
SMALL CAP GROWTH STOCK
DIVISION
    Beginning of Period*.....     $19.860      $18.611      $10.000       --           --           --           --
    End of Period............     $19.113      $19.860      $18.611       --           --           --           --
  Number of Units
    Outstanding,
    End of Period............     973,886      859,005        7,543       --           --           --           --
T. ROWE PRICE SMALL CAP VALUE
  DIVISION
    Beginning of Period++....     $10.000       --           --           --           --           --           --
    End of Period............     $10.176       --           --           --           --           --           --
  Number of Units
    Outstanding,
    End of Period............       1,494       --           --           --           --           --           --
AGGRESSIVE GROWTH STOCK
  DIVISION
    Beginning of Period......     $60.845      $57.304      $39.854      $37.055      $32.543      $27.649      $19.849
    End of Period............     $48,753      $60.845      $57.304      $39.854      $37.055      $32.543      $27.649
  Number of Units
    Outstanding,
    End of Period............   1,743,958    1,855,202    1,627,058    1,801,179    1,935,434    1,944,411    1,397,885
INTERNATIONAL GROWTH DIVISION
    Beginning of Period++....     $10.000       --           --           --           --           --           --
    End of Period............      $9.060       --           --           --           --           --           --
  Number of Units
    Outstanding,
    End of Period............       1,695       --           --           --           --           --           --
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
    Beginning of Period+.....      $2.477       $2.497       $2.032       $1.938       $1.726       $1.427       $1.245
    End of Period............      $2.131       $2.477       $2.497       $2.032       $1.938       $1.726       $1.427
  Number of Units
    Outstanding,
    End of Period............  18,588,012   20,581,224   18,571,580   20,139,790   23,069,550   20,439,570   14,747,734
INDEX 400 STOCK DIVISION
    Beginning of Period*.....     $13.225      $11.283      $10.000       --           --           --           --
    End of Period............     $13.138      $13.225      $11.283       --           --           --           --
  Number of Units
    Outstanding,
    End of Period............   1,136,905      756,727        1,071       --           --           --           --
GROWTH STOCK DIVISION
    Beginning of Period**....     $31.532      $32.337      $26.399      $20.837      $16.047      $13.272      $10.145
    End of Period............     $27.050      $31.532      $32.337      $26.399      $20.837      $16.047      $13.272
  Number of Units
    Outstanding,
    End of Period............     902,782      978,007      792,443      651,556      482,897      378,236       63,881
J.P. MORGAN SELECT GROWTH AND
  INCOME STOCK DIVISION
    Beginning of Period**....     $25.244      $27.135      $25.246      $20.502      $15.767      $13.143      $10.024
    End of Period............     $23.282      $25.244      $27.135      $25.246      $20.502      $15.767      $13.143
  Number of Units
    Outstanding,
    End of Period............     659,955      650,867      798,291      801,964      711,558      424,144      117,004

                                FOR THE YEARS ENDED DECEMBER 31
                               ----------------------------------
                                  1994        1993        1992
                                  ----        ----        ----
SMALL CAP GROWTH STOCK
DIVISION
    Beginning of Period*.....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
T. ROWE PRICE SMALL CAP VALUE
  DIVISION
    Beginning of Period++....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
AGGRESSIVE GROWTH STOCK
  DIVISION
    Beginning of Period......     $18.832     $15.810     $14.923
    End of Period............     $19.849     $18.832     $15.810
  Number of Units
    Outstanding,
    End of Period............   1,239,328     910,764     594,531
INTERNATIONAL GROWTH DIVISION
    Beginning of Period++....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
    Beginning of Period+.....      $1.246      $1.000      --
    End of Period............      $1.245      $1.246      --
  Number of Units
    Outstanding,
    End of Period............  15,153,296   1,128,950      --
INDEX 400 STOCK DIVISION
    Beginning of Period*.....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
GROWTH STOCK DIVISION
    Beginning of Period**....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
J.P. MORGAN SELECT GROWTH AND
  INCOME STOCK DIVISION
    Beginning of Period**....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --

 * The initial investments in the Small Cap Growth Stock Division and the Index 400 Stock Division were made on April 30, 1999.
++ The initial investments in the T. Rowe Price Small Cap Value Division and the International Growth Division were made on July 31, 2001.
 + The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.
** The initial investments in the Growth Stock Division and the J.P. Morgan Select Growth and Income Stock Division were made on May 3, 1994.

Prospectus                             12

ACCUMULATION UNIT VALUES
Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                           FOR THE YEARS ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------
                                  2001         2000         1999         1998         1997         1996         1995
                                  ----         ----         ----         ----         ----         ----         ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
    Beginning of Period++....      $10.00       --           --           --           --           --           --
    End of Period............      $9.781       --           --           --           --           --           --
  Number of Units
    Outstanding,
    End of Period............       3,123       --           --           --           --           --           --
INDEX 500 STOCK DIVISION
    Beginning of Period......     $51.326      $56.250      $46.522      $36.142      $27.134      $22.105      $16.105
    End of Period............     $45.229      $51.326      $56.250      $46.522      $36.142      $27.134      $22.105
  Number of Units
    Outstanding,
    End of Period............   2,198,576    2,433,768    2,756,358    2,699,180    2,558,205    2,386,284    2,232,983
ASSET ALLOCATION DIVISION
    Beginning of Period++....     $10.000       --           --           --           --           --           --
    End of Period............      $9.790       --           --           --           --           --           --
  Number of Units
    Outstanding,
    End of Period............       3,116       --           --           --           --           --           --
BALANCED DIVISION
    Beginning of Period......     $94.345      $94.505      $84.987      $71.491      $58.832      $51.856      $41.029
    End of Period............     $91.373      $94.345      $94.505      $84.987      $71.491      $58.832      $51.856
  Number of Units
    Outstanding,
    End of Period............     814,042      872,761    1,066,998    1,211,837    1,341,930    1,489,658    1,889,324
HIGH YIELD BOND DIVISION
    Beginning of Period**....     $15.561      $16.310      $16.385      $16.693      $14.409      $12.030      $10.302
    End of Period............     $16.344      $15.561      $16.310      $16.385      $16.693      $14.409      $12.030
  Number of Units
    Outstanding,
    End of Period............     176,992      151,658      205,407      301,661      235,585      119,423       21,583
SELECT BOND DIVISION
    Beginning of Period......     $98.036      $88.954      $89.873      $83.939      $76.682      $74.223      $62.322
    End of Period............    $108.200      $98.036      $88.954      $89.873      $83.939      $76.682      $74.223
  Number of Units
    Outstanding,
    End of Period............      81,426       59,889       72,428       84,033       85,036       97,868      124,163
MONEY MARKET DIVISION
    Beginning of Period......     $32.312      $30.400      $28.924      $27.435      $26.011      $24.706      $23.346
    End of Period............     $33.577      $32.312      $30.400      $28.924      $27.435      $26.011      $24.706
  Number of Units
    Outstanding,
    End of Period............      13,868       33,652        7,939       45,209       38,584       57,013       62,209

                                FOR THE YEARS ENDED DECEMBER 31
                               ----------------------------------
                                  1994        1993        1992
                                  ----        ----        ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
    Beginning of Period++....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
INDEX 500 STOCK DIVISION
    Beginning of Period......     $15.916     $14.500     $13.519
    End of Period............     $16.105     $15.916     $14.500
  Number of Units
    Outstanding,
    End of Period............   2,284,637   2,454,444     246,820
ASSET ALLOCATION DIVISION
    Beginning of Period++....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
BALANCED DIVISION
    Beginning of Period......     $41.036     $37.449     $35.557
    End of Period............     $41.029     $41.036     $37.449
  Number of Units
    Outstanding,
    End of Period............   2,327,834   2,660,165   2,787,942
HIGH YIELD BOND DIVISION
    Beginning of Period**....      --          --          --
    End of Period............      --          --          --
  Number of Units
    Outstanding,
    End of Period............      --          --          --
SELECT BOND DIVISION
    Beginning of Period......     $64.139     $58.132     $54.335
    End of Period............     $62.322     $64.139     $58.132
  Number of Units
    Outstanding,
    End of Period............     150,232     157,630     170,104
MONEY MARKET DIVISION
    Beginning of Period......     $22.436     $21.814     $21.110
    End of Period............     $23.346     $22.436     $21.814
  Number of Units
    Outstanding,
    End of Period............     200,510     341,361     355,217

++ The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.
**  The initial investment in the High Yield Bond Division was made on May 3,
    1994.

                                       13                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

RUSSELL INSURANCE FUNDS

                                FOR THE YEARS
                                    ENDED
                                 DECEMBER 31      FOR THE EIGHT
                              -----------------   MONTHS ENDED
                               2001      2000     DEC. 31, 1999
                               ----      ----     -------------
MULTI-STYLE EQUITY DIVISION
  Beginning of Period#......   $9.441   $10.760      $10.000
  End of Period.............   $8.099    $9.441      $10.760
Number of Units Outstanding,
  End of Period.............   24,279    24,295       17,246
AGGRESSIVE EQUITY DIVISION
  Beginning of Period#......  $11.018   $11.091      $10.000
  End of Period.............  $10.758   $11.018      $11.091
Number of Units Outstanding,
  End of Period.............      927       939          950
NON-U.S. DIVISION
  Beginning of Period#......  $10.725   $12.534      $10.000
  End of Period.............   $8.363   $10.725      $12.534
Number of Units Outstanding,
  End of Period.............    2,905     2,822            0

                                FOR THE YEARS
                                    ENDED
                                 DECEMBER 31      FOR THE EIGHT
                              -----------------   MONTHS ENDED
                               2001      2000     DEC. 31, 1999
                               ----      ----     -------------
REAL ESTATE SECURITIES
  DIVISION
  Beginning of Period#......  $11.800    $9.274      $10.000
  End of Period.............  $12.725   $11.800       $9.274
Number of Units Outstanding,
  End of Period.............  459,992   191,981        3,723
CORE BOND DIVISION
  Beginning of Period#......  $10.906    $9.914      $10.000
  End of Period.............  $11.713   $10.906       $9.914
Number of Units Outstanding,
  End of Period.............        0        --            0

# The initial investment was made on April 30, 1999.

--------------------------------------------------------------------------------

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $98 billion.

Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT C

We established the Account on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has twenty Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.
Prospectus                             14

THE FUNDS

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Balanced, Select Bond, and Money Market Portfolios to .35% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.

The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity
                                       15                             Prospectus

Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

Prospectus                             16

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

--------------------------------------------------------------------------------

THE CONTRACTS

UNALLOCATED GROUP ANNUITY CONTRACTS

The Contracts are unallocated group annuity contracts. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust. When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay annuity benefits to the participant. (See "Retirement Benefits", p. 19). We will then issue the Annuitant a Certificate describing the benefits which have been selected. (See "Variable Payment Plans", p. 19.) Benefits available to Participants are determined entirely by the provisions of the Plan or Trust.

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY You determine the amount and frequency of purchase payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer's contribution under Section 404(a)(2) of the Code; or (b) any purchase payment of less than $100.

You may pay purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us. If a purchase payment is not paid when due, or if we decline to accept a purchase payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of purchase payments at any time the Contract is in force.

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a net purchase payment to accumulate on a variable basis we place it in the Account and allocate it to one or more Divisions. Assets we allocate to

                                       17                             Prospectus
each Division we thereupon invest in shares of the Portfolio or Fund which corresponds to that Division. If we receive no allocation instructions, we will place the net purchase payment in the Money Market Division.

We apply payments we place in the Account to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units provided by each net purchase payment is determined by dividing the amount to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio or Fund. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division for the current period. (See "Net Investment Factor", p. 18.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to or more than the cumulative net purchase payments you have made.

NET INVESTMENT FACTOR

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See "Deductions", p. 23.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

The benefits provided under the Contracts consist of a surrender value and a retirement benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Account, or from the value accumulated on a fixed basis, as you direct.

SURRENDER OR WITHDRAWAL VALUE To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the valuation date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under

Prospectus                             18

Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the withdrawal value on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", below.)

RETIREMENT BENEFITS You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Payment Plans described below. Your request will state the Payment Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

We will determine the amount required to pay the annuity or cash benefits and will redeem Accumulation Units in that amount. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

VARIABLE PAYMENT PLANS

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

Under a variable Payment Plan an Annuitant must select the initial allocation of variable benefits among the Divisions. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable annuity benefits and including beneficiary provisions of annuity contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 21.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of five to 30 years.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to the Annuitant and the Joint Annuitant for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A Payment Plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular Payment Plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Annuitant in each Division of the Account.

ASSUMED INVESTMENT RATE The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed

                                       19                             Prospectus

Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Payment Plan, the Annuity Unit for each Division would not change in value, and the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of net purchase payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Payment Plan the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are effective on the date we receive a written request at our Home Office or on a future specified date.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation Units among the Divisions up to twelve times in a Contract year without charge. The charge for each additional transfer is $25. We may set charges and waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers.

After the effective date of a variable Payment Plan which includes the right of withdrawal a payee may transfer the withdrawal value to any other Payment Plan. An administrative charge may apply.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian or trustee. In this prospectus, "you" means the owner or a prospective purchaser of a Contract. The Annuitant is a Participant in the Plan or Trust who has been named to receive annuity payments in accordance with the provisions of the Plan or Trust.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination and payment of the surrender value of the Accumulation Units, the withdrawal value under a variable Payment Plan, or the payment of benefits under a variable Payment Plan. Deferral will arise only if the right to redeem shares of a Portfolio or Fund is suspended, payment of the redemption value is postponed, or the New York Stock Exchange is closed, or trading thereon is restricted; or an emergency exists, as a result of which it is not reasonably practical for us to dispose of securities we own, or to determine the value of Accumulation or Annuity Units.

DIVIDENDS The Contracts share in our divisible surplus, except while payments are being made under a payment plan. Our divisible surplus is determined annually. We credit each Contract's share, if any, as a dividend on the Contract anniversary. Under the terms of the Contract, we will apply any dividend as a net purchase payment allocated to the Money Market Division.

On Group Combination Annuity Contracts, dividends arise principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. The dividend is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted

Prospectus                             20
to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

For 2002, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000. In future years, dividends will continue to be based on actual experience, and as a result, the factors may be different from those stated above.

SUBSTITUTION AND CHANGE We reserve the right to (a) substitute other securities for shares of each Portfolio or Fund held by any Division, or (b) change the provisions of the Contracts to assure qualification for tax benefits under the Internal Revenue Code or to comply with any other applicable federal or state laws. We may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change. You will be given prompt notice after any substitution or change.

AMENDMENTS AND TERMINATION After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee;
(5) the minimum amounts for purchase payment(s) and for the Contract value; or
(6) the payment rate tables which are included in the Contract.

An amendment will not become effective until after we have given you at least 30 days' written notice. An Amendment to the payment rate tables will not apply to a Payment Plan that starts before the amendment becomes effective.

We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

CONTRIBUTION LIMITS

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $35,000 or 25% of compensation or earned income (up to the lesser of $40,000 or 100% of compensation or earned income (up to $200,000) in 2002).

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules (simplified after 2001) apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

TAXATION OF CONTRACT BENEFITS

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee
                                       21                             Prospectus
makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. In addition, a 10% penalty tax may be imposed on benefits paid in excess of the benefits provided under the Plan formula if the payee is or was a "5% owner" of the employer while a participant in the Plan.

Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract." Benefits received as a "lump sum distribution" may be eligible for a separate tax averaging calculation and, with certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee, other than an owner-employee, may be taxable as ordinary income depending on the amount and terms of the loan. A loan to an owner-employee is a prohibited transaction under the Code and could disqualify the Plan.

Benefit payments will be subject to mandatory 20% withholding unless (1) they are rolled over directly to an eligible tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity or a governmental nontransferable annuity contract (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions."

MINIMUM DISTRIBUTION REQUIREMENTS As a general rule, the Plan is required to make certain required distributions to the employee during the employee's life and to the employee's beneficiary following the employee's death. A 50% penalty tax may be imposed on payments to the extent they are less than these required minimum amounts.

The Plan must make the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the employee or the lives or life expectancies of the employee and the employee's beneficiary. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age
70 1/2 or, if the employee is not a "5% owner" of the employer, the calendar year in which the employee retires. Upon the death of the employee, the Plan must make distributions under one of the following two rules.

If the employee dies on or after the required beginning date, any remaining interest of the employee must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

If the employee dies before the required beginning date, the employee's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the employee's death. If the employee's interest is payable to a beneficiary designated by the employee, the employee's interest may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the employee's death. If the sole designated beneficiary is the employee's spouse, the spouse may roll over the Contract into an IRA owned by the spouse.

On January 11, 2001, the IRS released proposed regulations that simplify and change some of the required minimum distribution rules. Significant changes include the provision of a new uniform table to calculate the required minimum distributions during the employee's lifetime and the ability to calculate all post-death required distributions based on the designated beneficiary's life expectancy. The proposed regulations will be applicable for determining required minimum distributions for calendar years beginning on or after January 1, 2002 (or, if the Plan was amended to adopt the new rules for determining required minimum distributions, for calendar year 2001).

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and

Prospectus                             22

Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

TAXATION OF NORTHWESTERN MUTUAL

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 18 and "Deductions", p. 23.)

--------------------------------------------------------------------------------

DEDUCTIONS

We will make the following deductions:

1.  Deductions from Purchase Payments.

FRONT-LOAD CONTRACT

We deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

               CUMULATIVE PURCHASE
         PAYMENTS PAID UNDER THE CONTRACT             RATE
         --------------------------------             ----
First $150,000....................................    4.5%
Next $350,000.....................................    3.0%
Next $500,000.....................................    1.0%
Balance over $1,000,000...........................    0.5%

SIMPLIFIED-LOAD CONTRACT

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge. The net investment factor (see "Net Investment Factor", p. 18) we use in determining the value of Accumulation and Annuity Units reflects a charge on each valuation date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See "Amendments and Termination", p. 21.)

The mortality risk is that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 21, and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see "Federal Income Taxes", p.
21), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes.

However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

3. Administration Fee. We may terminate a Contract on 60 days' written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract we may charge an administration fee of $150 annually on the Contract anniversary.

                                       23                             Prospectus

4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 2% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

We will sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year. We do not expect total commissions, on average, to exceed the equivalent of 7.0% of purchase payments.

--------------------------------------------------------------------------------

CONTRACTS ISSUED PRIOR TO JANUARY 1, 1992

For Contracts issued prior to January 1, 1992 the purchase payments are subject to a charge for sales expenses. This deduction is at the rate of 4.0% on the first $25,000; 2.0% on the next $75,000; 1.0% on the next $100,000; 0.4% on the next $100,000; 0.2% on the next $200,000; and 0.1% on the balance over $500,000 of cumulative purchase payments. For these Contracts there is also an annual service fee charged on each anniversary, based on the value of Accumulation Units on the last valuation date of the Contract year, at the rate of 0.5% on the first $100,000; 0.4% on the next $100,000; 0.3% on the next $100,000; 0.2%
on the next $200,000; and 0.1% on the balance over $500,000. The charge for annuity rate and expense risks may not exceed 0.25% of the Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. See the table of accumulation unit values on page 12.

Prospectus                             24

 ---------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  GENERAL INFORMATION................................   B-2
  DISTRIBUTION OF THE CONTRACTS......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-3
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-4
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  EXPERTS............................................   B-4
  FINANCIAL STATEMENTS OF THE ACCOUNT (as of December
    31, 2001 and for each of the two years in the
    period ended December 31, 2001)..................   B-5

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2001 and for each of the two years in the
    period ended December 31, 2001)..................  B-16
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL (as of
    December 31, 2001 and 2000 and for each of the
    three years in the period ended December 31,
    2001)............................................  B-17
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2001 and 2000 and for each of the three years
    in the period ended December 31, 2001)...........  B-33

--------------------------------------------------------------------------------

        This Prospectus sets forth concisely the information about NML Variable Annuity Account C that a prospective investor ought to know before investing. Additional information about Account C has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for NML Variable Annuity Account C to:

            Name
            --------------------------------------------------------------------

            Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            City ------------------------------ State ------------ Zip ---------

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

NORTHWESTERN MUTUAL

GROUP COMBINATION ANNUITY CONTRACTS
for Retirement Plans of Self-Employed Persons and Their Employees

NML VARIABLE ANNUITY ACCOUNT C

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

PROSPECTUSES

[NORTHWESTERN MUTUAL LOGO]
PO Box 3095
Milwaukee WI 53201-3095

Investment Company Act File Nos. 811-3990 and 811-5371  Change Service Requested

                       STATEMENT OF ADDITIONAL INFORMATION


                       GROUP COMBINATION ANNUITY CONTRACTS
       (for Retirement Plans of Self-Employed Persons and their Employees)

                         NML VARIABLE ANNUITY ACCOUNT C
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")


--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


         The date of the prospectus to which this Statement of Additional Information Relates is April 30, 2002.

         The date of this Statement of Additional Information is April 30, 2002.

                               GENERAL INFORMATION

         The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for outstanding Contracts to Provide Annuity Benefits. Northwestern Mutual discontinued sales of Contracts to Provide Annuity Benefits on May 1, 1984.

                          DISTRIBUTION OF THE CONTRACTS

         The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

         NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of Contracts to corporate pension plans, during each of the last three years:


                                          Year                 Amount
                                          ----                 ------
                                          2001                $135,967
                                          2000                $136,864
                                          1999                $133,785


                        DETERMINATION OF ANNUITY PAYMENTS

         The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 14, including "Description of Payment Plans", p. 14, "Amount of Annuity Payments", p. 14, and "Assumed Investment Rate", p. 15; "Dividends",
p. 15; "Net Investment Factor", p. 13; and "Deductions", p. 17.

         AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See "Illustrations of Variable Annuity Payments".) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

         Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. The amount held under a Payment Plan will not share in the divisible surplus of Northwestern Mutual.

         The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

         The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

         ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

         (1)    Value of Annuitant's retirement benefit
                  allocated to Balanced ............................................ $     50,000

         (2)    Assumed applicable monthly payment rate
                  per $1,000 from annuity rate table ............................... $       5.00

         (3)    Amount of first payment from Balanced
                  Division (1) x (2) divided by $1,000.............................. $     250.00

         (4)    Assumed Value of Annuity Unit in Balanced
                  Division on effective date of payment plan. ...................... $   1.500000

         (5)    Number of Annuity Units credited in
                  Balanced Division, (3) divided by (4) ............................ 166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see "Net Investment Factor") was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

                                     EXPERTS


         The financial statements of the Account as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 and of Northwestern Mutual as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account C Financial Statements
NML VARIABLE ANNUITY ACCOUNT C
Statement of Assets and Liabilities
December 31, 2001
(in thousands)


 Assets
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          11,812 shares (cost $22,806).......................    $ 21,098
       T. Rowe Price Small Cap Value
          162 shares (cost $159).............................         165
       Aggressive Growth Stock
          39,756 shares (cost $140,948)......................     112,232
       International Growth Stock
          41 shares (cost $39)...............................          38
       Franklin Templeton International Equity
          38,694 shares (cost $58,397).......................      48,902
       Index 400 Stock
          15,015 shares (cost $17,465).......................      16,849
       Growth Stock
          16,290 shares (cost $37,853).......................      33,016
       J.P. Morgan Select Growth and Income Stock
          20,895 shares (cost $30,763).......................      25,473
       Capital Guardian Domestic Equity
          216 shares (cost $204).............................         211
       Index 500 Stock
          45,737 shares (cost $124,634)......................     131,489
       Asset Allocation
          47 shares (cost $45)...............................          46
       Balanced
          63,722 shares (cost $122,051)......................     115,972
       High Yield Bond
          7,061 shares (cost $5,126).........................       4,583
       Select Bond
          14,446 shares (cost $16,739).......................      17,379
       Money Market
          15,185 shares (cost $15,185).......................      15,185
     Russell Insurance Funds
       Multi-Style Equity
          118 shares (cost $1,766)...........................       1,403
       Aggressive Equity
          62 shares (cost $778)..............................         710
       Non-U.S
          78 shares (cost $957)..............................         672
       Real Estate Securities
          614 shares (cost $6,485)...........................       6,600
       Core Bond
          78 shares (cost $798)..............................         793    $552,816
                                                                 --------
   Due from Sale of Fund Shares..............................                      13
   Due from Northwestern Mutual Life Insurance Company.......                      37
                                                                             --------
            Total Assets.....................................                $552,866
                                                                             ========

 Liabilities
   Due to Northwestern Mutual Life Insurance Company.........                $     13
   Due on Purchase of Fund Shares............................                      37
                                                                             --------
            Total Liabilities................................                      50
                                                                             --------

 Equity (Note 8)
   Group Variable Annuity Contracts Issued:
     Before December 17, 1981 or between April 30, 1984 and
      December 31, 1991......................................                 390,128
     After December 16, 1981 and Prior to May 1, 1984........                   3,636
     After December 31, 1991 -- Front Load Version...........                  29,953
     After December 31, 1991 -- Simplified Load Version......                 129,099
                                                                             --------
            Total Equity.....................................                 552,816
                                                                             --------
            Total Liabilities and Equity.....................                $552,866
                                                                             ========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                                                                                       T. ROWE PRICE
                                                             SMALL CAP GROWTH         SMALL CAP VALUE        AGGRESSIVE GROWTH
                                   COMBINED                   STOCK DIVISION             DIVISION#            STOCK DIVISION
                          ---------------------------   ---------------------------   ---------------   ---------------------------
                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED      YEAR ENDED     YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                              2001           2000           2001           2000            2001             2001           2000
------------------------------------------------------------------------------------------------------------------------------------

Investment Income
 Dividend Income........   $  54,521      $  54,949        $   2         $    99           $  --          $ 27,284       $ 20,221
 Annuity Rate and
   Expense Guarantees...       2,007          2,896           28              26              --               358            614
                           ---------      ---------        -----         -------           -----          --------       --------
 Net Investment Income
   (Loss)...............      52,514         52,053          (26)             73              --            26,926         19,607
                           ---------      ---------        -----         -------           -----          --------       --------

Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments..........       8,705         54,861         (886)            295              --               511          9,000
 Unrealized Appreciation
   (Depreciation) of
   Investments During
   the Period...........    (133,527)      (121,850)         (14)         (1,897)              5           (58,412)       (20,677)
                           ---------      ---------        -----         -------           -----          --------       --------
 Net Gain (Loss) on
   Investments..........    (124,822)       (66,989)        (900)         (1,602)              5           (57,901)       (11,677)
                           ---------      ---------        -----         -------           -----          --------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment
   Activity.............   $ (72,308)     $ (14,936)       $(926)        $(1,529)          $   5          $(30,975)      $  7,930
                           =========      =========        =====         =======           =====          ========       ========

                          INTERNATIONAL       FRANKLIN TEMPLETON
                          GROWTH STOCK       INTERNATIONAL EQUITY                INDEX 400
                            DIVISION#              DIVISION                   STOCK DIVISION             GROWTH STOCK DIVISION
                          -------------------------------------------   ---------------------------   ---------------------------
                          PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                              2001            2001           2000           2001           2000           2001           2000
------------------------  ----------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income........       $--          $  5,914       $ 5,036         $ 194          $1,180        $ 1,614        $ 2,101
 Annuity Rate and
   Expense Guarantees...        --               121           186            19              11            111            152
                               ---          --------       -------         -----          ------        -------        -------
 Net Investment Income
   (Loss)...............        --             5,793         4,850           175           1,169          1,503          1,949
                               ---          --------       -------         -----          ------        -------        -------
Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments..........        --            (6,258)        3,131          (575)             98            777          2,717
 Unrealized Appreciation
   (Depreciation) of
   Investments During
   the Period...........        (2)           (8,375)       (8,616)          275            (923)        (8,402)        (5,875)
                               ---          --------       -------         -----          ------        -------        -------
 Net Gain (Loss) on
   Investments..........        (2)          (14,633)       (5,485)         (300)           (825)        (7,625)        (3,158)
                               ---          --------       -------         -----          ------        -------        -------
 Increase (Decrease) in
   Equity Derived from
   Investment
   Activity.............       $(2)         $ (8,840)      $  (635)        $(125)         $  344        $(6,122)       $(1,209)
                               ===          ========       =======         =====          ======        =======        =======

                              J.P. MORGAN SELECT
                               GROWTH AND INCOME
                                STOCK DIVISION
                          ---------------------------
                           YEAR ENDED     YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,
                              2001           2000
------------------------  ---------------------------
Investment Income
 Dividend Income........    $   957        $ 2,123
 Annuity Rate and
   Expense Guarantees...        124            178
                            -------        -------
 Net Investment Income
   (Loss)...............        833          1,945
                            -------        -------
Realized and Unrealized
 Gain (Loss) on
 Investments
 Realized Gain (Loss) on
   Investments..........       (545)          (276)
 Unrealized Appreciation
   (Depreciation) of
   Investments During
   the Period...........     (2,643)        (4,224)
                            -------        -------
 Net Gain (Loss) on
   Investments..........     (3,188)        (4,500)
                            -------        -------
 Increase (Decrease) in
   Equity Derived from
   Investment
   Activity.............    $(2,355)       $(2,555)
                            =======        =======


# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                            CAPITAL GUARDIAN                                    ASSET
                            DOMESTIC EQUITY             INDEX 500             ALLOCATION
                               DIVISION#             STOCK DIVISION           DIVISION#          BALANCED DIVISION
                            ----------------   ---------------------------   ------------   ---------------------------
                              PERIOD ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                              DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
       (CONTINUED)                2001             2001           2000           2001           2001           2000
-----------------------------------------------------------------------------------------------------------------------

Investment Income
  Dividend Income........         $--            $  6,550       $  8,370         $--          $  9,705       $ 12,909
  Annuity Rate and
    Expense Guarantees...          --                 420            688          --               497            688
                                  ---            --------       --------         ---          --------       --------
  Net Investment Income
    (Loss)...............          --               6,130          7,682          --             9,208         12,221
                                  ---            --------       --------         ---          --------       --------

Realized and Unrealized
  Gain (Loss)
  on Investments
  Realized Gain (Loss) on
    Investments..........          --              12,916         27,391          --             3,486         14,398
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........           6             (39,298)       (53,361)         --           (17,384)       (27,427)
                                  ---            --------       --------         ---          --------       --------
  Net Gain (Loss) on
    Investments..........           6             (26,382)       (25,970)         --           (13,898)       (13,029)
                                  ---            --------       --------         ---          --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment
    Activity.............         $ 6            $(20,252)      $(18,288)        $--          $ (4,690)      $   (808)
                                  ===            ========       ========         ===          ========       ========


                            HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
                           ---------------------------   ---------------------------   ---------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
       (CONTINUED)             2001           2000           2001           2000           2001           2000
-------------------------  ---------------------------------------------------------------------------------------
Investment Income
  Dividend Income........     $ 487         $   558         $  911         $1,093          $523           $971
  Annuity Rate and
    Expense Guarantees...        22              30             99            109           163            174
                              -----         -------         ------         ------          ----           ----
  Net Investment Income
    (Loss)...............       465             528            812            984           360            797
                              -----         -------         ------         ------          ----           ----
Realized and Unrealized
  Gain (Loss)
  on Investments
  Realized Gain (Loss) on
    Investments..........      (737)         (1,290)            32           (655)           --             --
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........       448             501            578          1,084            --             --
                              -----         -------         ------         ------          ----           ----
  Net Gain (Loss) on
    Investments..........      (289)           (789)           610            429            --             --
                              -----         -------         ------         ------          ----           ----
  Increase (Decrease) in
    Equity Derived from
    Investment
    Activity.............     $ 176         $  (261)        $1,422         $1,413          $360           $797
                              =====         =======         ======         ======          ====           ====

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                                          RUSSELL MULTI-                    RUSSELL                       RUSSELL
                                       STYLE EQUITY DIVISION           AGGRESSIVE EQUITY             NON-U.S. DIVISION
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
           (CONTINUED)                  2001           2000           2001           2000           2001           2000
---------------------------------------------------------------------------------------------------------------------------

Investment Income
  Dividend Income.................     $  37          $  79           $  1           $ 74          $   4          $  61
  Annuity Rate and Expense
    Guarantees....................        14             19              7              7              8              8
                                       -----          -----           ----           ----          -----          -----
  Net Investment Income (Loss)....        23             60             (6)            67             (4)            53
                                       -----          -----           ----           ----          -----          -----

Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments...................      (120)           (20)           (17)            24            (33)            15
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period.............      (144)          (282)             9           (103)          (158)          (199)
                                       -----          -----           ----           ----          -----          -----
  Net Gain (Loss) on
    Investments...................      (264)          (302)            (8)           (79)          (191)          (184)
                                       -----          -----           ----           ----          -----          -----
  Increase (Decrease) in Equity
    Derived from Investment
    Activity......................     $(241)         $(242)          $(14)          $(12)         $(195)         $(131)
                                       =====          =====           ====           ====          =====          =====

                                              RUSSELL
                                      REAL ESTATE SECURITIES                RUSSELL
                                             DIVISION                 CORE BOND DIVISION
                                    ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
           (CONTINUED)                  2001           2000           2001           2000
----------------------------------  ---------------------------------------------------------
Investment Income
  Dividend Income.................      $290           $ 52           $ 48           $22
  Annuity Rate and Expense
    Guarantees....................         9              2              7             4
                                        ----           ----           ----           ---
  Net Investment Income (Loss)....       281             50             41            18
                                        ----           ----           ----           ---
Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments...................       140             36             14            (3)
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period.............        (4)           126            (12)           23
                                        ----           ----           ----           ---
  Net Gain (Loss) on
    Investments...................       136            162              2            20
                                        ----           ----           ----           ---
  Increase (Decrease) in Equity
    Derived from Investment
    Activity......................      $417           $212           $ 43           $38
                                        ====           ====           ====           ===

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                                                                                          T. ROWE PRICE
                                                                                            SMALL CAP
                                                                 SMALL CAP GROWTH             VALUE
                                       COMBINED                   STOCK DIVISION            DIVISION#
                              ---------------------------   ---------------------------   -------------
                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  2001           2000           2001           2000           2001
-------------------------------------------------------------------------------------------------------

Operations
 Net Investment Income......   $  52,514      $  52,053       $   (26)       $    73          $ --
 Net Realized gain (loss)...       8,705         54,861          (886)           295            --
 Net Change in unrealized
   appreciation
   (depreciation)...........    (133,527)      (121,850)          (14)        (1,897)            5
                               ---------      ---------       -------        -------          ----
Increase (Decrease) in
 Equity Derived from
 Investment Activity........     (72,308)       (14,936)         (926)        (1,529)            5
                               ---------      ---------       -------        -------          ----

Equity Transactions
 Contract Owners' Net
   Payments.................      90,774        103,967         3,160          4,045            94
 Annuity Payments...........         (64)           (75)           --             --            --
 Surrenders and Other
   (net)....................    (140,073)      (135,735)       (3,044)          (373)           --
 Transfers from Other
   Divisions or Sponsor.....      55,326         91,474         4,837         17,508            66
 Transfers to Other
   Divisions or Sponsor.....     (53,674)       (92,576)       (2,967)          (562)           --
                               ---------      ---------       -------        -------          ----
Increase (Decrease) in
 Equity Derived from Equity
 Transactions...............     (47,711)       (32,945)        1,986         20,618           160
                               ---------      ---------       -------        -------          ----
Net Increase (Decrease) in
 Equity.....................    (120,019)       (47,881)        1,060         19,089           165

Equity
 Beginning of Period........     672,835        720,716        20,038            949            --
                               ---------      ---------       -------        -------          ----
 End of Period..............   $ 552,816      $ 672,835       $21,098        $20,038          $165
                               =========      =========       =======        =======          ====


                                                            INTERNATIONAL
                                   AGGRESSIVE GROWTH        GROWTH STOCK         FRANKLIN TEMPLETON
                                    STOCK DIVISION            DIVISION#     INTERNATIONAL EQUITY DIVISION
                              ---------------------------   -------------   -----------------------------
                               YEAR ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED      YEAR ENDED
                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                  2001           2000           2001            2001            2000
----------------------------  ---------------------------------------------------------------------------
Operations
 Net Investment Income......    $ 26,926       $ 19,607          $--          $  5,793        $  4,850
 Net Realized gain (loss)...         511          9,000           --            (6,258)          3,131
 Net Change in unrealized
   appreciation
   (depreciation)...........     (58,412)       (20,677)          (2)           (8,375)         (8,616)
                                --------       --------          ---          --------        --------
Increase (Decrease) in
 Equity Derived from
 Investment Activity........     (30,975)         7,930           (2)           (8,840)           (635)
                                --------       --------          ---          --------        --------
Equity Transactions
 Contract Owners' Net
   Payments.................      13,427         23,615           11            27,273          22,162
 Annuity Payments...........          (3)            (5)          --                (2)             (2)
 Surrenders and Other
   (net)....................     (23,656)       (20,763)          --           (32,422)        (22,407)
 Transfers from Other
   Divisions or Sponsor.....       4,001         16,356           29             2,545           9,389
 Transfers to Other
   Divisions or Sponsor.....      (7,931)        (9,504)          --            (5,144)         (7,571)
                                --------       --------          ---          --------        --------
Increase (Decrease) in
 Equity Derived from Equity
 Transactions...............     (14,162)         9,699           40            (7,750)          1,571
                                --------       --------          ---          --------        --------
Net Increase (Decrease) in
 Equity.....................     (45,137)        17,629           38           (16,590)            936
Equity
 Beginning of Period........     157,369        139,740           --            65,492          64,556
                                --------       --------          ---          --------        --------
 End of Period..............    $112,232       $157,369          $38          $ 48,902        $ 65,492
                                ========       ========          ===          ========        ========


                                                                                              J.P. MORGAN SELECT
                                       INDEX 400                      GROWTH                   GROWTH AND INCOME
                                    STOCK DIVISION                STOCK DIVISION                STOCK DIVISION
                              ---------------------------   ---------------------------   ---------------------------
                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  2001           2000           2001           2000           2001           2000
----------------------------  ---------------------------------------------------------------------------------------
Operations
 Net Investment Income......    $   175        $ 1,169        $ 1,503        $ 1,949        $   833        $  1,945
 Net Realized gain (loss)...       (575)            98            777          2,717           (545)           (276)
 Net Change in unrealized
   appreciation
   (depreciation)...........        275           (923)        (8,402)        (5,875)        (2,643)         (4,224)
                                -------        -------        -------        -------        -------        --------
Increase (Decrease) in
 Equity Derived from
 Investment Activity........       (125)           344         (6,122)        (1,209)        (2,355)         (2,555)
                                -------        -------        -------        -------        -------        --------
Equity Transactions
 Contract Owners' Net
   Payments.................      3,343            881          4,918          6,941          3,353           4,010
 Annuity Payments...........         --             --             (4)            (4)            --              --
 Surrenders and Other
   (net)....................     (2,104)          (366)        (6,927)        (6,269)        (5,302)         (6,461)
 Transfers from Other
   Divisions or Sponsor.....      6,318         10,283          2,504          6,640          2,133           2,472
 Transfers to Other
   Divisions or Sponsor.....     (1,982)          (217)        (4,049)        (3,179)        (2,079)         (8,848)
                                -------        -------        -------        -------        -------        --------
Increase (Decrease) in
 Equity Derived from Equity
 Transactions...............      5,575         10,581         (3,558)         4,129         (1,895)         (8,827)
                                -------        -------        -------        -------        -------        --------
Net Increase (Decrease) in
 Equity.....................      5,450         10,925         (9,680)         2,920         (4,250)        (11,382)
Equity
 Beginning of Period........     11,399            474         42,696         39,776         29,723          41,105
                                -------        -------        -------        -------        -------        --------
 End of Period..............    $16,849        $11,399        $33,016        $42,696        $25,473        $ 29,723
                                =======        =======        =======        =======        =======        ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                              CAPITAL
                             GUARDIAN                                        ASSET
                          DOMESTIC EQUITY            INDEX 500             ALLOCATION
                             DIVISION#            STOCK DIVISION           DIVISION#          BALANCED DIVISION
                          ---------------   ---------------------------   ------------   ---------------------------
                           PERIOD ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                           DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                    2001             2001           2000           2001           2001           2000
--------------------------------------------------------------------------------------------------------------------

Operations
  Net Investment
    Income...............      $ --           $  6,130       $  7,682         $--          $  9,208       $ 12,221
  Net Realized gain
    (loss)...............        --             12,916         27,391          --             3,486         14,398
  Net Change in
    unrealized
    appreciation
    (depreciation).......         6            (39,298)       (53,361)         --           (17,384)       (27,427)
                               ----           --------       --------         ---          --------       --------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....         6            (20,252)       (18,288)         --            (4,690)          (808)
                               ----           --------       --------         ---          --------       --------

Equity Transactions
  Contract Owners' Net
    Payments.............       103             15,810         20,521          15             8,917         13,295
  Annuity Payments.......        --                 (4)            (5)         --               (28)           (37)
  Surrenders and Other
    (net)................        --            (31,233)       (31,320)         --           (18,268)       (26,734)
  Transfers from Other
    Divisions or
    Sponsor..............       102              4,024          6,728          31             3,462          2,847
  Transfers to Other
    Divisions or
    Sponsor..............        --            (10,254)       (24,313)         --            (9,430)       (19,997)
                               ----           --------       --------         ---          --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions....       205            (21,657)       (28,389)         46           (15,347)       (30,626)
                               ----           --------       --------         ---          --------       --------
Net Increase (Decrease)
  in Equity..............       211            (41,909)       (46,677)         46           (20,037)       (31,434)

Equity
  Beginning of Period....        --            173,398        220,075          --           136,009        167,443
                               ----           --------       --------         ---          --------       --------
  End of Period..........      $211           $131,489       $173,398         $46          $115,972       $136,009
                               ====           ========       ========         ===          ========       ========


                            HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
                           ---------------------------   ---------------------------   ---------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                    2001           2000           2001           2000           2001           2000
-------------------------  ---------------------------------------------------------------------------------------
Operations
  Net Investment
    Income...............    $   465        $   528        $   812        $   984        $    360       $    797
  Net Realized gain
    (loss)...............       (737)        (1,290)            32           (655)             --             --
  Net Change in
    unrealized
    appreciation
    (depreciation).......        448            501            578          1,084              --             --
                             -------        -------        -------        -------        --------       --------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....        176           (261)         1,422          1,413             360            797
                             -------        -------        -------        -------        --------       --------
Equity Transactions
  Contract Owners' Net
    Payments.............      1,643            698          2,126          2,655           4,807          4,448
  Annuity Payments.......         (1)            (1)            (5)            (4)            (17)           (17)
  Surrenders and Other
    (net)................     (2,091)        (1,212)        (3,607)        (4,440)        (10,053)       (14,734)
  Transfers from Other
    Divisions or
    Sponsor..............      2,647            669          5,722          2,504          12,104         11,630
  Transfers to Other
    Divisions or
    Sponsor..............     (2,030)        (2,034)        (2,306)        (5,638)         (4,118)        (9,596)
                             -------        -------        -------        -------        --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions....        168         (1,880)         1,930         (4,923)          2,723         (8,269)
                             -------        -------        -------        -------        --------       --------
Net Increase (Decrease)
  in Equity..............        344         (2,141)         3,352         (3,510)          3,083         (7,472)
Equity
  Beginning of Period....      4,239          6,380         14,027         17,537          12,102         19,574
                             -------        -------        -------        -------        --------       --------
  End of Period..........    $ 4,583        $ 4,239        $17,379        $14,027        $ 15,185       $ 12,102
                             =======        =======        =======        =======        ========       ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                                     RUSSELL MULTI-STYLE              RUSSELL AGGRESSIVE                   RUSSELL
                                       EQUITY DIVISION                 EQUITY DIVISION                NON-U.S. DIVISION
                                 ----------------------------    ----------------------------    ----------------------------
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                          2001            2000            2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income........     $   23          $   60           $ (6)          $  67           $  (4)          $  53
  Net Realized gain (loss).....       (120)            (20)           (17)             24             (33)             15
  Net Change in unrealized
    appreciation
    (depreciation).............       (144)           (282)             9            (103)           (158)           (199)
                                    ------          ------           ----           -----           -----           -----
Increase (Decrease) in Equity
  Derived from Investment
  Activity.....................       (241)           (242)           (14)            (12)           (195)           (131)
                                    ------          ------           ----           -----           -----           -----

Equity Transactions
  Contract Owners' Net
    Payments...................        228             210            120             133             114             125
  Annuity Payments.............         --              --             --              --              --              --
  Surrenders and Other (net)...       (119)           (243)           (72)           (170)            (86)           (152)
  Transfers from Other
    Divisions or Sponsor.......         61             672             84             472              21             516
  Transfers to Other Divisions
    or Sponsor.................       (271)           (357)           (51)           (131)             --            (105)
                                    ------          ------           ----           -----           -----           -----
Increase (Decrease) in Equity
  Derived from Equity
  Transactions.................       (101)            282             81             304              49             384
                                    ------          ------           ----           -----           -----           -----
Net Increase (Decrease) in
  Equity.......................       (342)             40             67             292            (146)            253

Equity
  Beginning of Period..........      1,745           1,705            643             351             818             565
                                    ------          ------           ----           -----           -----           -----
  End of Period................     $1,403          $1,745           $710           $ 643           $ 672           $ 818
                                    ======          ======           ====           =====           =====           =====

                                     RUSSELL REAL ESTATE                 RUSSELL CORE
                                     SECURITIES DIVISION                BOND DIVISION
                                 ----------------------------    ----------------------------
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                          2001            2000            2001            2000
-------------------------------  ------------------------------------------------------------
Operations
  Net Investment Income........    $   281          $   50           $ 41            $ 18
  Net Realized gain (loss).....        140              36             14              (3)
  Net Change in unrealized
    appreciation
    (depreciation).............         (4)            126            (12)             23
                                   -------          ------           ----            ----
Increase (Decrease) in Equity
  Derived from Investment
  Activity.....................        417             212             43              38
                                   -------          ------           ----            ----
Equity Transactions
  Contract Owners' Net
    Payments...................      1,245             151             67              77
  Annuity Payments.............         --              --             --              --
  Surrenders and Other (net)...     (1,081)            (48)            (8)            (43)
  Transfers from Other
    Divisions or Sponsor.......      4,382           2,707            253              81
  Transfers to Other Divisions
    or Sponsor.................     (1,014)           (473)           (48)            (51)
                                   -------          ------           ----            ----
Increase (Decrease) in Equity
  Derived from Equity
  Transactions.................      3,532           2,337            264              64
                                   -------          ------           ----            ----
Net Increase (Decrease) in
  Equity.......................      3,949           2,549            307             102
Equity
  Beginning of Period..........      2,651             102            486             384
                                   -------          ------           ----            ----
  End of Period................    $ 6,600          $2,651           $793            $486
                                   =======          ======           ====            ====

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights
NML VARIABLE ANNUITY ACCOUNT C
(For a unit outstanding during the period)

                                                               UNIT VALUE,     INCREASE
                                              YEAR OR PERIOD    BEGINNING    (DECREASE) IN    UNIT VALUE,      TOTAL     EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Front Load Contract
Small Cap Growth Stock......................     12/31/01       $1.964602     $(0.086266)      $1.878336       (4.39%)    0.65%
T. Rowe Price Small Cap Value (1)...........     12/31/01        1.000000       0.014805        1.014805        1.48%     0.65%
Aggressive Growth Stock.....................     12/31/01        3.785207      (0.772042)       3.013165      (20.40%)    0.65%
International Growth Stock (1)..............     12/31/01        1.000000      (0.096475)       0.903525       (9.65%)    0.65%
Franklin Templeton International Equity.....     12/31/01        2.357007      (0.343169)       2.013838      (14.56%)    0.65%
Index 400 Stock.............................     12/31/01        1.308249      (0.017038)       1.291211       (1.30%)    0.65%
Growth Stock................................     12/31/01        3.019678      (0.446156)       2.573522      (14.77%)    0.65%
J.P. Morgan Select Growth and Income
  Stock.....................................     12/31/01        2.417488      (0.202438)       2.215050       (8.37%)    0.65%
Capital Guardian Domestic Equity (1)........     12/31/01        1.000000      (0.024545)       0.975455       (2.45%)    0.65%
Index 500 Stock.............................     12/31/01        3.570426      (0.444630)       3.125796      (12.45%)    0.65%
Asset Allocation (1)........................     12/31/01        1.000000      (0.023688)       0.976312       (2.37%)    0.65%
Balanced....................................     12/31/01        2.499718      (0.094533)       2.405185       (3.78%)    0.65%
High Yield Bond.............................     12/31/01        1.490196       0.064782        1.554978        4.35%     0.65%
Select Bond.................................     12/31/01        1.706832       0.164700        1.871532        9.65%     0.65%
Money Market................................     12/31/01        1.442872       0.046756        1.489628        3.24%     0.65%
Russell Multi-Style Equity..................     12/31/01        0.933887      (0.137894)       0.795993      (14.77%)    0.65%
Russell Aggressive Equity...................     12/31/01        1.089907      (0.032692)       1.057215       (3.00%)    0.65%
Russell Non-U.S.............................     12/31/01        1.060950      (0.239121)       0.821829      (22.54%)    0.65%
Russell Real Estate Securities..............     12/31/01        1.167301       0.083289        1.250590        7.14%     0.65%
Russell Core Bond...........................     12/31/01        1.078791       0.072351        1.151142        6.71%     0.65%

                                                               UNIT VALUE,     INCREASE
                                              YEAR OR PERIOD    BEGINNING    (DECREASE) IN    UNIT VALUE,      TOTAL     EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY       END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Simplified Load Contract
Small Cap Growth Stock......................     12/31/01       $1.945087     $(0.096594)      $1.848493       (4.97%)    1.25%
T. Rowe Price Small Cap Value (1)...........     12/31/01        1.000000       0.012260        1.012260        1.23%     1.25%
Aggressive Growth Stock.....................     12/31/01        5.691856      (1.188193)       4.503663      (20.88%)    1.25%
International Growth Stock (1)..............     12/31/01        1.000000      (0.098742)       0.901258       (9.87%)    1.25%
Franklin Templeton International Equity.....     12/31/01        2.251266      (0.339347)       1.911919      (15.07%)    1.25%
Index 400 Stock.............................     12/31/01        1.295242      (0.024552)       1.270690       (1.90%)    1.25%
Growth Stock................................     12/31/01        2.901600      (0.443580)       2.458020      (15.29%)    1.25%
J.P. Morgan Select Growth and Income
  Stock.....................................     12/31/01        2.322995      (0.207320)       2.115675       (8.92%)    1.25%
Capital Guardian Domestic Equity (1)........     12/31/01        1.000000      (0.026996)       0.973004       (2.70%)    1.25%
Index 500 Stock.............................     12/31/01        4.432423      (0.575309)       3.857114      (12.98%)    1.25%
Asset Allocation (1)........................     12/31/01        1.000000      (0.026138)       0.973862       (2.61%)    1.25%
Balanced....................................     12/31/01        7.368231      (0.321231)       7.047000       (4.36%)    1.25%
High Yield Bond.............................     12/31/01        1.431888       0.053276        1.485164        3.72%     1.25%
Select Bond.................................     12/31/01        7.615016       0.684707        8.299723        8.99%     1.25%
Money Market................................     12/31/01        2.654580       0.069574        2.724154        2.62%     1.25%
Russell Multi-Style Equity..................     12/31/01        0.924598      (0.141263)       0.783335      (15.28%)    1.25%
Russell Aggressive Equity...................     12/31/01        1.079072      (0.038660)       1.040412       (3.58%)    1.25%
Russell Non-U.S.............................     12/31/01        1.050412      (0.241633)       0.808779      (23.00%)    1.25%
Russell Real Estate Securities..............     12/31/01        1.155691       0.075035        1.230726        6.49%     1.25%
Russell Core Bond...........................     12/31/01        1.068073       0.064799        1.132872        6.07%     1.25%

(1) Portfolio commenced operations on July 31, 2001.
(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
December 31, 2001

NOTE 1 -- NML Variable Annuity Account C (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Currently, two versions of the contract are offered: Front Load contracts with a sales charge up to 4 1/2% of purchase payments and Simplified Load contracts with an installment fee of $750.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the year ended December 31, 2001 by each Division are shown below:

DIVISION                            PURCHASES        SALES
--------                            ---------        -----
Small Cap Growth Stock.........    $ 6,233,394    $ 4,295,263
T. Rowe Price Small Cap
  Value........................        159,645            176
Aggressive Growth Stock........     36,767,770     24,003,411
International Growth Stock.....         39,524            123
Franklin Templeton
  International Equity.........     31,683,628     33,668,396
Index 400 Stock................      8,666,766      2,918,757
Growth Stock...................      6,414,454      8,466,155
J.P. Morgan Select Growth and
  Income Stock.................      4,403,338      5,467,056
Capital Guardian Domestic
  Equity.......................        204,575            145
Index 500 Stock................     17,138,782     32,662,751
Asset Allocation...............         45,385             83
Balanced.......................     15,734,227     21,870,333
High Yield Bond................      4,182,589      3,549,767
Select Bond....................      7,322,244      4,580,899
Money Market...................     14,787,625     11,701,602
Russell Multi-Style Equity.....        401,949        485,832
Russell Aggressive Equity......        183,388        114,505
Russell Non-U.S................        134,575         89,282
Russell Real Estate
  Securities...................      5,224,573      1,382,753
Russell Core Bond..............        752,848        441,607

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 1/2% of 1% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 3/4% of 1% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for annuity rate and expense guarantee is determined daily at annual rates of 6.5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1 1/2% annual rates, respectively.

 Notes to Financial Statements

Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.
NOTE 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                     GROUP VARIABLE ANNUITY CONTRACT ISSUED:
                                                 --------------------------------------------------------------------------------
                                                   BEFORE DECEMBER 17, 1981 OR BETWEEN           AFTER DECEMBER 16, 1981 AND
                                                  APRIL 30, 1984 AND DECEMBER 31, 1991              PRIOR TO MAY 1, 1984
                                                 ---------------------------------------    -------------------------------------
                                                 ACCUMULATION       UNITS                   ACCUMULATION       UNITS
 DIVISION                                         UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING    EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................     $19.112629          974       $ 18,614     $18.858687          1         $   10
 T. Rowe Price Small Cap Value...............      10.175772            1             15      10.154423         --             --
 Aggressive Growth Stock.....................      48.753408        1,744         85,024      46.158193          2             95
 International Growth Stock..................       9.060000            2             15       9.040958         --             --
 Franklin Templeton International Equity.....       2.130553       18,588         39,603       2.040110         34             70
 Index 400 Stock.............................      13.138452        1,137         14,937      12.963870         --              4
 Growth Stock................................      27.049526          903         24,420      26.031963         --              3
 J.P. Morgan Select Growth and Income
   Stock.....................................      23.281928          660         15,365      22.405970          2             55
 Capital Guardian Domestic Equity............       9.781208            3             31       9.760679         --             --
 Index 500 Stock.............................      45.228886        2,199         99,439      42.817258          9            390
 Asset Allocation............................       9.789803            3             31       9.769272         --             --
 Balanced....................................      91.372736          814         74,381      82.699005         27          2,234
 High Yield Bond.............................      16.343831          177          2,893      15.728914          1              8
 Select Bond.................................     108.200259           81          8,810      97.881219         --             23
 Money Market................................      33.577318           14            466      30.425952         --             --
 Russell Multi-Style Equity..................       8.099453           24            197             --         --             --
 Russell Aggressive Equity...................      10.757522            1             10             --         --             --
 Russell Non-U.S. ...........................       8.362558            3             24             --         --             --
 Russell Real Estate Securities..............      12.725061          460          5,853             --         --             --
 Russell Core Bond...........................      11.713217           --             --             --         --             --
                                                                                --------                                   ------
   Equity....................................                                    390,128                                    2,892
   Annuity Reserves..........................                                         --                                      744
                                                                                --------                                   ------
   Total Equity..............................                                   $390,128                                   $3,636
                                                                                ========                                   ======

 Notes to Financial Statements

                                                                   GROUP COMBINATION ANNUITY CONTRACT ISSUED:
                                                ---------------------------------------------------------------------------------
                                                       AFTER DECEMBER 31, 1991                    AFTER DECEMBER 31, 1991
                                                          FRONT LOAD VERSION                      SIMPLIFIED LOAD VERSION
                                                --------------------------------------    ---------------------------------------
                                                ACCUMULATION       UNITS                  ACCUMULATION       UNITS
 DIVISION                                        UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock.....................     $1.878336           267       $   502     $1.848493         1,067       $  1,972
 T. Rowe Price Small Cap Value..............      1.014805             7             7      1.012260           141            142
 Aggressive Growth Stock....................      3.013165         1,501         4,522      4.503663         5,015         22,584
 International Growth Stock.................      0.903525            --            --      0.901258            25             22
 Franklin Templeton International Equity....      2.013838         1,090         2,194      1.911919         3,670          7,017
 Index 400 Stock............................      1.291211           301           389      1.270690         1,182          1,503
 Growth Stock...............................      2.573522           558         1,435      2.458020         2,897          7,120
 J.P. Morgan Select Growth and Income
   Stock....................................      2.215050         1,013         2,244      2.115675         3,691          7,810
 Capital Guardian Domestic Equity...........      0.975455            66            64      0.973004           119            116
 Index 500 Stock............................      3.125796         1,895         5,922      3.857114         6,662         25,694
 Asset Allocation...........................      0.976312             5             5      0.973862            11             10
 Balanced...................................      2.405185         3,594         8,644      7.047000         4,314         30,398
 High Yield Bond............................      1.554978           148           230      1.485164           967          1,437
 Select Bond................................      1.871532           573         1,072      8.299723           892          7,404
 Money Market...............................      1.489628           927         1,380      2.724154         4,816         13,120
 Russell Multi-Style Equity.................      0.795993           476           379      0.783335         1,056            827
 Russell Aggressive Equity..................      1.057215           173           183      1.040412           497            517
 Russell Non-U.S............................      0.821829           205           168      0.808779           592            479
 Russell Real Estate Securities.............      1.250590           180           225      1.230726           424            522
 Russell Core Bond..........................      1.151142           337           388      1.132872           358            405
                                                                               -------                                   --------
   Equity...................................                                    29,953                                    129,099
   Annuity Reserves.........................                                        --                                         --
                                                                               -------                                   --------
   Total Equity.............................                                   $29,953                                   $129,099
                                                                               =======                                   ========

 Accountants' Report

[PRICEWATERHOUSECOOPERS LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity and financial highlights, present fairly, in all material respects, the financial position of NML Variable Annuity Account C and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth & Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2001, the results of each of their operations for the year or period then ended and the changes in each of their equity for the two years or the period then ended and the financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 25, 2002

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2001       2000
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $44,306    $40,607
  Common and preferred stocks...............................      5,369      6,216
  Mortgage loans............................................     15,164     14,431
  Real estate...............................................      1,671      1,627
  Policy loans..............................................      9,028      8,504
  Other investments.........................................      4,817      4,508
  Cash and temporary investments............................      2,018      1,217
                                                                -------    -------
    TOTAL INVESTMENTS.......................................     82,373     77,110
  Due and accrued investment income.........................      1,048      1,008
  Net deferred tax assets...................................      1,602         --
  Deferred premium and other assets.........................      1,583      1,510
  Separate account assets...................................     11,786     12,497
                                                                -------    -------
    TOTAL ASSETS............................................    $98,392    $92,125
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $68,432    $62,816
  Policyowner dividends payable.............................      3,650      3,350
  Interest maintenance reserve..............................        375        378
  Asset valuation reserve...................................      2,034      2,298
  Income taxes payable......................................      1,329      1,228
  Other liabilities.........................................      3,894      3,662
  Separate account liabilities..............................     11,786     12,497
                                                                -------    -------
    TOTAL LIABILITIES.......................................     91,500     86,229
  Surplus...................................................      6,892      5,896
                                                                -------    -------
    TOTAL LIABILITIES AND SURPLUS...........................    $98,392    $92,125
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2001       2000       1999
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 9,408    $ 8,925    $ 8,344
  Net investment income.....................................      5,532      5,339      4,766
  Other income..............................................        405      1,118        970
                                                                -------    -------    -------
    TOTAL REVENUE...........................................     15,345     15,382     14,080
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      3,808      4,541      4,023
  Net additions to policy benefit reserves..................      5,367      4,815      4,469
  Net transfers to separate accounts........................        502        469        516
                                                                -------    -------    -------
    TOTAL BENEFITS..........................................      9,677      9,825      9,008
  Commissions and operating expenses........................      1,453      1,416      1,287
                                                                -------    -------    -------
    TOTAL BENEFITS AND EXPENSES.............................     11,130     11,241     10,295
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.........      4,215      4,141      3,785
  Policyowner dividends.....................................      3,651      3,334      3,091
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE TAXES.......................        564        807        694
  Income tax expense........................................        173        125        203
                                                                -------    -------    -------
    NET GAIN FROM OPERATIONS................................        391        682        491
  Net realized capital gains................................        259      1,147        846
                                                                -------    -------    -------
    NET INCOME..............................................    $   650    $ 1,829    $ 1,337
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2001      2000       1999
-------------------------------------------------------------------------------------------

BEGINNING OF YEAR BALANCE...................................    $5,896    $ 5,069    $4,741
  Net income................................................       650      1,829     1,337
  Increase (decrease) in net unrealized gains...............      (555)    (1,043)      213
  (Increase) decrease in asset valuation reserve............       264         73      (377)
  Charge-off of goodwill (Note 11)..........................        (9)       (12)     (842)
  Cumulative effect of changes in accounting principles
    (Note 1)................................................       749      --         --
  Increase in net deferred tax assets.......................        73      --         --
  Change in reserve valuation basis (Note 5)................       (61)     --         --
  Other net decreases.......................................      (115)       (20)       (3)
                                                                ------    -------    ------
    NET INCREASE IN SURPLUS.................................       996        827       328
                                                                ------    -------    ------

END OF YEAR BALANCE.........................................    $6,892    $ 5,896    $5,069
                                                                ======    =======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                 2001      2000      1999
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums and other income received........................    $6,607    $6,279    $5,881
  Investment income received................................     5,527     5,000     4,476
  Disbursement of policy loans, net of repayments...........      (524)     (566)     (358)
  Payments to policyowners and beneficiaries................    (3,996)   (3,967)   (3,495)
  Net transfers to separate accounts........................      (534)     (469)     (516)
  Commissions, expenses and taxes paid......................    (1,708)   (1,845)   (1,699)
  Other, net................................................       202       224       (56)
                                                                ------    ------    ------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.............     5,574     4,656     4,233
                                                                ------    ------    ------

CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED:
    Bonds...................................................    35,318    29,539    20,788
    Common and preferred stocks.............................    15,465     9,437    13,331
    Mortgage loans..........................................     1,174     1,198     1,356
    Real estate.............................................       244       302       216
    Other investments.......................................       413       659       830
                                                                ------    ------    ------
                                                                52,614    41,135    36,521
                                                                ------    ------    ------
  COST OF INVESTMENTS ACQUIRED:
    Bonds...................................................    38,915    33,378    22,849
    Common and preferred stocks.............................    15,014     8,177    13,794
    Mortgage loans..........................................     2,003     2,261     2,500
    Real estate.............................................       353       224       362
    Other investments.......................................     1,106     1,535     1,864
                                                                ------    ------    ------
                                                                57,391    45,575    41,369
                                                                ------    ------    ------
  Net increase (decrease) due to securities lending and
    other...................................................         4      (158)      499
                                                                ------    ------    ------
      NET CASH USED IN INVESTING ACTIVITIES.................    (4,773)   (4,598)   (4,349)
                                                                ------    ------    ------
      NET INCREASE (DECREASE) IN CASH AND TEMPORARY
       INVESTMENTS..........................................       801        58      (116)
Cash and temporary investments, beginning of year...........     1,217     1,159     1,275
                                                                ------    ------    ------
Cash and temporary investments, end of year.................    $2,018    $1,217    $1,159
                                                                ======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2001, 2000 and 1999

1. BASIS OF PRESENTATION AND CHANGES IN ACCOUNTING PRINCIPLES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Effective January 1, 2001, insurance companies domiciled in Wisconsin are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

These new requirements differ from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances are established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets are measured differently and are reported as realized losses,
(3) pension and other employee benefit obligations are accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income is limited to dividends received, (5) certain software costs can be capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies that do not have significant mortality or morbidity risks ("deposit-type contracts") are not included in revenue or benefits as reported in the consolidated statement of operations.

The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting...........................    $850
Pension plan liabilities..........................     (74)
Investment valuation changes, net.................     (27)
                                                      ----
                                                      $749
                                                      ====

Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated,
(5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with the statutory basis of accounting requires management to use assumptions or make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

INVESTMENTS
See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

POLICY LOANS
Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

OTHER INVESTMENTS
Other investments consist primarily of joint venture and partnership investments. These investments are valued at the Company's share of equity in the partnerships' or ventures' net assets, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives.

TEMPORARY INVESTMENTS
Temporary investments represent debt securities that have maturities of one year or less at purchase. They are reported at amortized cost, which approximates fair value.

NET INVESTMENT INCOME
Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is nonadmitted and charged directly to surplus. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term-to-maturity of the investment sold.

INVESTMENT CAPITAL GAINS AND LOSSES
Realized investment gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001 realized investment gains and losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans and other investments with a decline in value that management considers to be other than temporary. Prior to 2001, these valuation adjustments were classified as unrealized investment losses and only realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of reported realized capital gains and losses.

Unrealized investment gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001 changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of reported changes in unrealized capital gains and losses.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

SEPARATE ACCOUNTS
See Note 7 regarding separate account assets and liabilities reported by the Company.

PREMIUM REVENUE
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

OTHER INCOME
Other income includes considerations received on supplementary annuity contracts, ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001 benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

RESERVES FOR POLICY BENEFITS
See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

COMMISSIONS AND OPERATING EXPENSES
Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE
Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001 certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software of $18 million and $16 million at December 31, 2001 and 2000, respectively, were net of accumulated depreciation of $44 million and $43 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $14 million, $8 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively.

POLICYOWNER DIVIDENDS
Almost all life insurance policies and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

NONADMITTED ASSETS
Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally pension-related assets, amounts advanced to or due from the Company's financial representatives, and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as direct adjustments to surplus.

RECLASSIFICATION
Certain financial statement balances for 2000 and 1999 have been reclassified to conform to the current year presentation.

3. INVESTMENTS

BONDS
Investments in bonds are reported in the financial statements at amortized cost, except for bonds in default, which are reported at the lower of amortized cost or fair value.

Statement value and estimated fair value of these securities at December 31, 2001 and 2000 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2001        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 4,271      $  221       $ (84)      $ 4,408
States, territories
  and possessions....       262          29       --              291
Special revenue and
  assessments........     6,032         185         (23)        6,194
Public utilities.....     2,748          86         (19)        2,815
Banks, trust and
  insurance
  companies..........     1,306          46         (18)        1,334
Industrial and
  miscellaneous......    29,685       1,026        (555)       30,156
Parent, subsidiaries
  and affiliates.....         2       --          --                2
                        -------      ------       -----       -------
  Total..............   $44,306      $1,593       $(699)      $45,200
                        =======      ======       =====       =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2000        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 3,870      $  241      $   (44)     $ 4,067
States, territories
  and possessions....       261          18        --             279
Special revenue and
  assessments........     5,830         190          (26)       5,994
Public utilities.....     2,669          37          (77)       2,629
Banks, trust and
  insurance
  companies..........     1,128          29           (3)       1,154
Industrial and
  miscellaneous......    26,846         542         (888)      26,500
Parent, subsidiaries
  and affiliates.....         3       --           --               3
                        -------      ------      -------      -------
  Total..............   $40,607      $1,057      $(1,038)     $40,626
                        =======      ======      =======      =======

Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value by contractual maturity at December 31, 2001 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        STATEMENT   ESTIMATED
                                          VALUE     FAIR VALUE
                                        ---------   ----------
                                            (IN MILLIONS)
Due in one year or less...............   $   823     $   812
Due after one year through five
  years...............................     5,931       6,062
Due after five years through ten
  years...............................    13,923      14,186
Due after ten years...................    10,604      10,730
                                         -------     -------
                                          31,281      31,790
Structured securities.................    13,025      13,410
                                         -------     -------
  Total...............................   $44,306     $45,200
                                         =======     =======

COMMON AND PREFERRED STOCKS
Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

For any decline in the fair value of a common or preferred stock that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the security to fair value and recognized as a realized capital loss.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fees. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

The maximum and minimum interest rates for mortgage loans originated during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of loaned amounts to the value of collateral for mortgage loans originated during 2001 was 68%, with a maximum of 100% for any single loan.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the change in valuation adjustment is classified as an unrealized gain or loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other than temporary are classified as realized losses. Prior to 2001, all changes in valuation adjustments were classified as unrealized gains and losses. At December 31, 2001, reported value of mortgage loans was reduced by $112 million in valuation adjustments.

Real estate investments are reported in the financial statements at cost, less encumbrances and accumulated depreciation of buildings or other improvements using a straight-line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. At December 31, 2001, reported value of real estate investments was reduced by $52 million in valuation adjustments.

CAPITAL GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2001
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds...........................   $  537    $  (674)    $(137)
Common and preferred stocks.....      863       (569)      294
Mortgage loans..................    --           (10)      (10)
Real estate.....................       85        (11)       74
Other invested assets...........      296       (149)      147
                                   ------    -------     -----
                                   $1,781    $(1,413)      368
                                   ======    =======
Less: Capital gains taxes.......                            98
Less: IMR gains (losses)........                            11
                                                         -----
Net realized capital gains......                         $ 259
                                                         =====

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  369     $(416)     $  (47)
Common and preferred stocks....     1,534      (333)      1,201
Mortgage loans.................     --          (25)        (25)
Real estate....................       101      --           101
Other invested assets..........       395      (177)        218
                                   ------     -----      ------
                                   $2,399     $(951)      1,448
                                   ======     =====
Less: Capital gains taxes......                             353
Less: IMR gains (losses).......                             (52)
                                                         ------
Net realized capital gains.....                          $1,147
                                                         ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  219     $(404)     $ (185)
Common and preferred stocks....     1,270      (255)      1,015
Mortgage loans.................        22       (12)         10
Real estate....................        92      --            92
Other invested assets..........       308      (189)        119
                                   ------     -----      ------
                                   $1,911     $(860)      1,051
                                   ======     =====
Less: Capital gains taxes......                             244
Less: IMR gains (losses).......                             (39)
                                                         ------
Net realized capital gains.....                          $  846
                                                         ======

Proceeds on the sale of securities totaled $30 billion, $25 billion, and $16 billion for the years ended December 31, 2001, 2000 and 1999, respectively.

Changes in net unrealized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                      -----------------------
                                      2001     2000     1999
                                      -----   -------   -----
                                           (IN MILLIONS)
Bonds...............................  $ (15)  $  (208)  $(178)
Common and preferred stocks.........   (699)     (851)    415
Mortgage loans......................   --          (2)    (10)
Real estate.........................   --          (4)     (2)
Other investments...................   (193)       22     (12)
                                      -----   -------   -----
                                       (907)  $(1,043)  $ 213
                                              =======   =====
Change in deferred taxes............    352
                                      -----
                                      $(555)
                                      =====

See Note 10 regarding the accounting change in 2001 for deferred taxes.

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets held and the related liability due to counterparties of $1.3 billion and $1.4 billion are included in the consolidated statement of financial position at December 31, 2001 and 2000, respectively, and approximate the statement value of securities loaned at those dates.

4. DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. Market risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit risk in the event of nonperformance of the counterparties.

Derivative investments are classified as other investments in the consolidated statement of financial position. Derivative financial instruments that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g. at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

The Company held the following positions for hedging purposes at December 31, 2001 and 2000:

                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                -----------------------------      -----------------------------
                                                                CARRYING    NOTIONAL    FAIR       CARRYING    NOTIONAL    FAIR
DERIVATIVE INSTRUMENT                                            VALUE       AMOUNT     VALUE       VALUE       AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         (IN MILLIONS)
SPECIFIC HEDGES:
  Foreign currency swaps....................................        1          70        11            6         118         5
  Forward contracts.........................................       --         200         3           --         400        10
  Interest rate swaps.......................................        1          88         6           --          83         2
  Swaptions/interest rate floors............................       14         829        32           16         977        16
  Default swaps.............................................       --          57        --           --          52        --

PORTFOLIO HEDGES:
  Common stock futures and equity swaps.....................        9         221         9           28         565        28
  Financial futures.........................................       (2)        203        (2)          --          --        --
  Foreign currency forward contracts........................       --         502        --          (26)        803        (3)

The carrying value of derivative financial instruments includes receivables of $9 million and $23 million at December 31, 2001 and 2000, respectively. The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

The Company uses foreign currency swaps, which are traded over-the-counter, to hedge its exposure to bond cash-flows denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

The Company uses forward contracts to buy or sell a financial instrument at a specified future date. Forward contracts fix the price, quantity, quality and date of the purchase and sale. Some forward contracts involve the initial payment of cash and may be settled in cash instead of physical delivery of the underlying instrument.

The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments. An interest rate swap is a contractual agreement to exchange payments based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

The Company uses swaptions and interest rate floors to hedge against the negative impact of a significant and sustained increase or decrease in interest rates. The purpose of the Company's swaption program is to protect against the effect of rising interest rates. Swaptions entitle the Company to receive settlement payments from the counterparties on specified expiration date, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The premium paid for the swaptions is included in other investments and is amortized into interest income over the term of the agreements. Floors are option contracts in which the floor seller, in return for a premium, agrees to limit the risk associated with a decline in a reference rate or index.

The Company uses default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the Company to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

The Company uses common stock futures and equity swaps to mitigate its exposure to equity market fluctuations. Futures are standardized forward contracts traded on organized exchanges. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

The Company uses financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. These contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market value of financial futures contracts are made daily.

The Company uses foreign currency forward contracts, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

5. RESERVES FOR POLICY BENEFITS
Reserves for policy benefits represent the estimated net present value of future policy benefits, less future policy premiums, established using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method, employing various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2001, the Company has $690 billion of total life insurance in-force, including $7 billion of life insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation methods and assumptions set by the OCI.

As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and is reported as a direct reduction of surplus for the year ended December 31, 2001.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

At December 31, 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                           AMOUNT     PERCENT
                                           -------    -------
                                             (IN MILLIONS)
Subject to discretionary
  withdrawal -- with market value
  adjustment...........................    $ 8,936     63.5%
Subject to discretionary
  withdrawal -- without market value
  adjustment...........................      2,260     16.1%
Not subject to discretionary withdrawal
  provision............................      2,869     20.4%
                                           -------     -----
                                           $14,065    100.0%
                                           =======

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

6. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2001 were as follows:

TYPE OF BUSINESS                            GROSS      NET
----------------                            ------    ------
                                             (IN MILLIONS)
Ordinary new business...................    $  145    $   77
Ordinary renewal........................     1,351     1,103
                                            ------    ------
                                            $1,496    $1,180
                                            ======    ======

7. SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

All separate accounts liabilities are non-guaranteed. Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2001 (in millions):

At market value................................    $ 9,780
Not subject to discretionary withdrawal........      1,762
Non-policy liabilities.........................        244
                                                   -------
  Total........................................    $11,786
                                                   =======

Separate account premiums and other considerations received during the year ended December 31, 2001 were $1,419 million and reported as revenues in the consolidated statement of operations. Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying statement of operations for the year ended December 31, 2001 (in millions):

From Separate Account Annual Statement:
  Transfers to Separate Accounts.................  $ 1,419
  Transfers from Separate Accounts...............   (1,128)
                                                   -------
                                                       291
Reconciling adjustments:
  Investment management and administrative
    charges......................................       72
  Mortality, breakage and taxes..................      139
                                                   -------
    Net transfers to separate accounts...........  $   502
                                                   =======

8. EMPLOYEE AND REPRESENTATIVE BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the period that the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Pension assets are nonadmitted and thereby excluded from surplus. Prior to 2001, the Company recognized pension expense only in the periods in which contributions to plan assets were made.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, representatives and eligible dependents. Substantially all employees and representatives will become eligible for these benefits if they reach retirement age while working for the Company.

The funded status of the Company's defined benefit plans, both funded and unfunded, and postretirement benefits at December 31, 2001 were as follows:

                             FUNDED   UNFUNDED   POSTRETIREMENT
                             PLANS     PLANS        BENEFITS
                             ------   --------   --------------
                                       (IN MILLIONS)
Accumulated benefit
  obligation:
  Vested participants......  $ 874     $ 169          $ 96
  Nonvested participants...     10         1           --
                             ------    -----          ----
                               884       170            96
Effect of future salary
  increases................    240        71           --
                             ------    -----          ----
  Projected benefit
    obligation.............  1,124       241            96
Plan assets at fair
  value....................  1,819        (4)           24
                             ------    -----          ----
  Funded status............    695      (245)          (72)
Unrecognized transition
  (asset) liability........   (657)      --            --
                             ------    -----          ----
  Net pension asset
    (liability)............  $  38     $(245)         $(72)
                             ======    =====          ====

The projected benefit obligations were estimated using a discount rate of 7%, an assumed long-term rate of return on plan assets of 9%, and assumptions regarding future employee turnover and compensation trends based on Company experience. Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market value.

Changes in projected benefit obligations and plan assets during the year ended December 31, 2001 were as follows:

                                      PENSION   POSTRETIREMENT
                                       PLANS       BENEFITS
                                      -------   --------------
                                           (IN MILLIONS)
Benefit obligation at January 1.....  $1,259         $89
Changes in benefit obligation:
  Service cost......................      50           7
  Interest cost.....................      86           6
  Benefits paid.....................     (30)         (6)
                                      ------         ---
Benefit obligation at December 31...  $1,365         $96
                                      ======         ===
Fair value of plan assets at January
  1.................................  $1,694         $23
Changes in plan assets:
  Expected return on plan assets....     151           2
  Benefits paid.....................     (30)         (1)
                                      ------         ---
Fair value of plan assets at
  December 31.......................  $1,815         $24
                                      ======         ===

The components of net periodic pension expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned....................  $  50
Interest cost on projected obligations.............     86
Expected return on plan assets.....................   (151)
                                                     -----
  Net periodic pension expense (benefit)...........  $ (15)
                                                     =====

The components of net periodic postretirement expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned.....................  $ 7
Interest cost on projected obligations..............    6
Expected return on plan assets......................   (2)
                                                      ---
  Net periodic postretirement expense...............  $11
                                                      ===

The accumulated postretirement benefit obligation was estimated using a discount rate of 7%, an assumed rate of return on plan assets of 9%, and assumptions regarding participant retirement, morbidity and mortality based on Company experience. The estimate also assumes a health care cost rate increase of 10% per year, grading down 1% to an ultimate rate of 5% after 5 years. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million.

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2001, 2000 and 1999 the Company expensed total contributions to these plans of $20 million, $19 million and $18 million, respectively.

9. REINSURANCE
In the normal course of business, the Company seeks to limit its life insurance exposure to loss on any single insured and to recover a portion of benefits paid by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies with retention limits varying based upon coverage type.

The amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2001 and 2000 were reported net of ceded reserves of $757 million and $663 million, respectively.

The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2001, 2000 and 1999 was as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                    --------------------------
                                     2001      2000      1999
                                    ------    ------    ------
                                          (IN MILLIONS)
Direct premium revenue..........    $9,956    $9,419    $8,785
Premiums ceded..................      (548)     (494)     (441)
                                    ------    ------    ------
  Net premium revenue               $9,408    $8,925    $8,344
                                    ======    ======    ======
Direct benefits expense.........    10,109    10,140    $9,270
Benefits ceded..................      (432)     (315)     (262)
                                    ------    ------    ------
  Net benefits expense..........    $9,677    $9,825    $9,008
                                    ======    ======    ======

In addition, the Company received $161 million, $146 million and $133 million for the years ended December 31, 2001, 2000 and 1999, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition.

10. INCOME TAXES
The Company files a consolidated federal income tax return with the following entities:

  Northwestern Mutual Investment Services, LLC
  Northwestern International Holdings, Inc.
  NML Real Estate Holdings, LLC and subsidiaries
  NML Securities Holdings, LLC and subsidiaries
  Northwestern Investment Management Company, LLC
  Northwestern Securities Holdings, LLC
  Northwestern Mutual Trust Company
  Baird Holding Company
  Frank Russell Company

  Bradford, Inc.
  Network Planning Advisors, LLC
  Mason Street Advisors, LLC
  NML -- CBO, LLC

Under written tax sharing agreements, the Company collects from or refunds to these subsidiaries income taxes determined as if the subsidiaries filed separate tax returns. Federal income tax returns for years through 1997 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes that may become due with respect to the open years.

Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net deferred tax asset at December 31, 2001 were as follows (in millions):

Deferred tax assets.............................    $3,053
Deferred tax liabilities........................    (1,451)
                                                    ------
  Net deferred tax assets.......................    $1,602
                                                    ======

Deferred tax assets relate primarily to temporary differences between the tax and financial statement bases of policy benefit liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $374 million for the year ended December 31, 2001 due primarily to increases in these same temporary differences. Deferred tax liabilities relate primarily to temporary differences between the tax and financial statement bases of investments. Deferred tax liabilities decreased by $51 million for the year ended December 31, 2001 due primarily to changes in temporary differences relating to investments.

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax"). Further, the Company pays an "equity tax" that is assessed only on the surplus of mutual life insurance companies.

The Company's effective tax rate of 21%, for the year ended December 31, 2001, is determined as the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains. This rate was less than the federal corporate tax rate of 35% due primarily to differences between book and tax basis amounts of net investment income and realized capital gains and losses. Prior to 2001, the Company's effective tax rate was based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes.

Effective tax rates for the years ended December 31, 2000, and 1999 were 16% and 29%, respectively. The effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments.

11. FRANK RUSSELL COMPANY ACQUISITION AND GOODWILL
The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. During the three years ended December 31, 2001, the Company charged-off directly from surplus approximately $863 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off.

As part of the acquisition, the Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12. CONTINGENCIES
The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $135 million at December 31, 2001 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 2001 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

13. RELATED PARTY TRANSACTIONS
During 2001, 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million, $220 million and $287 million for 2001, 2000 and 1999, respectively, were reported based on the fair value of the assets at transfer.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of financial instruments, represented by investment assets (including derivatives) and certain policy liabilities at December 31, 2001 was as follows (in millions):

                                           DECEMBER 31, 2001
                                          --------------------
                                          STATEMENT     FAIR
                                            VALUE       VALUE
                                          ---------    -------
ASSETS
Bonds.................................     $44,306     $45,200
Common and preferred stocks...........       5,369       7,072
Mortgage loans........................      15,164      15,875
Real estate...........................       1,671       2,406
Policy loans..........................       9,028       9,375
Other investments, including
  derivatives.........................       4,817       5,244
Cash and short-term investments.......       2,018       2,018
LIABILITIES
Investment-type insurance reserves....     $ 3,417     $ 3,191

Fair value of bonds, common and preferred stocks and derivative financial instruments were based upon quoted market prices, when available. For those not actively traded, fair values were estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans was estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value was determined by discounting estimated future cash flows using market interest rates. Policy loan fair value was estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include joint ventures and partnerships, valued using the equity method, which approximates fair value.

The fair value of investment-type insurance reserves was estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

[PRICEWATERHOUSECOOPERS LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2001 and 2000, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2001 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

[PRICEWATERHOUSECOOPERS SIG]
January 22, 2002

                                TABLE OF CONTENTS

                                                                        PAGE

GENERAL INFORMATION......................................................B-2

DISTRIBUTION OF THE CONTRACTS............................................B-2

DETERMINATION OF ANNUITY PAYMENTS........................................B-2
         Amount of Annuity Payments......................................B-2
         Annuity Unit Value..............................................B-3
         Illustrations of Variable Annuity Payments......................B-3

VALUATION OF ASSETS OF THE ACCOUNT.......................................B-4

TRANSFERABILITY RESTRICTIONS.............................................B-4

EXPERTS..................................................................B-4


FINANCIAL STATEMENTS OF THE ACCOUNT......................................B-5
(as of December 31, 2001 and for each of the two years in the period ended December 31, 2001)

   Report of Independent Accountants....................................B-16
   (as of December 31, 2001 and for each of the two years in the period ended December 31, 2001)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.............................B-17
(as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001)

   Report of Independent Accountants....................................B-33
   (as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001)